UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23037

Exact name of registrant as specified in charter:	abrdn World Healthcare Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2024

Item 1. Reports to Stockholders.

(a)

abrdn World Healthcare Fund (THW)
Annual Report
September 30, 2024
abrdn.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of abrdn World Healthcare Fund (the “Fund”), for the fiscal year ended September 30, 2024. The Fund’s investment objective is to seek current income and long-term capital appreciation.
Effective close of regular business on October 27, 2023, abrdn Inc. assumed responsibility for the management of four former Tekla Capital Management LLC closed-end funds: abrdn Healthcare Investors (Ticker: HQH), formerly Tekla Healthcare Investors, abrdn Life Sciences Investors (Ticker: HQL), formerly Tekla Life Sciences Investors, abrdn Healthcare Opportunities Fund (Ticker: THQ), formerly Tekla Healthcare Opportunities Fund and abrdn World Healthcare Fund (Ticker: THW), formerly Tekla World Healthcare Fund.
Total Investment Return1
For the fiscal year ended September 30, 2024, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark, is as follows:
NAV[2],[3]	22.05%
Market Price[2]	26.94%
80% S&P Global 1200 Healthcare Index, 15% S&P 500 HealthCare Corporate Bond Index, 5% S&P Composite 1500 Health Care REITS Index[4]	21.10%
For more information about Fund performance, please visit the Fund on the web at www.abrdnthw.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison between the current fiscal year end and prior fiscal year end of the Fund's market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
9/30/2024	$12.77	$13.27	3.92%
9/30/2023	$11.73	$11.72	-0.09%
During the fiscal year ended September 30, 2024, the Fund’s NAV was within a range of $10.88 to $16.33 and the Fund’s market price traded within a range of $9.84 to $14.80. During the fiscal year ended September 30, 2024, the Fund’s shares traded within a range of a premium(+)/discount(-) of -9.56% to 7.78%.
Stable Distribution Policy
The Fund has a stable distribution policy (the "Policy") that provides for monthly distributions at a rate set by the Board of Trustees (the "Board"). Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. This Policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.

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[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data include investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
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[2]	Assuming the reinvestment of dividends and distributions.
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[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
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[4]	S&P Global 1200 Healthcare Index consists of all members of the S&P Global 1200 that are classified with the GICS® Health Care Sector. S&P 500® Health Care Corporate Bond Index, a subindex of the S&P 500 Bond Index, seeks to measure the performance of the U.S. corporate debt issued by constituents in the health care sector of the S&P 500. The S&P 500 Bond Index is designed to be a corporate-bond counterpart to the S&P 500. The S&P Composite 1500 Health Care REITs Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS Health Care REITS industry. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn World Healthcare Fund	1

Letter to Shareholders  (unaudited)  (concluded)

On October 9, 2024 and November 11, 2024, the Fund announced that it will pay on October 31, 2024 and November 29, 2024 a distribution of $0.1167 per share to all shareholders of record as of October 24, 2024 and November 21, 2024.
Distributions to common shareholders for the fiscal year ended September 30, 2024 totaled $1.4004 per share. Based on the market price of $13.27 on September 30, 2024, the distribution rate was 10.55%. Based on the NAV of $12.77 on September 30, 2024 the distribution rate was 10.97%.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Open Market Repurchase Program
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the fiscal year ended September 30, 2024, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund's website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 12% of its outstanding shares of common stock in the open market during any 12-month period.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnthw.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President

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All amounts are U.S. Dollars unless otherwise stated.
2	abrdn World Healthcare Fund

Report of the Investment Adviser  (unaudited)

Performance review
For the review period, the Fund returned 22.05%1 net of expenses2 on a net asset value basis versus a return of 21.10% of the Fund’s blended benchmark for the Fund3. The unlevered NAV generated a return of 17.46% for the 12-month reporting period ended September 30, 2024, demonstrating that the leverage added an incremental 4.59% to Fund performance over that timeframe.
Market review
Equity markets posted strong gains over the 12-month review period. After a prolonged period of monetary tightening and receding inflationary pressures, the U.S. Federal Reserve, the European Central Bank, and other central banks started cutting interest rates in 2024. Moreover, investors were factoring in further interest-rate reductions in most regions before the end of 2024. However, with some inflationary pressures still lingering, the world’s major central banks have maintained a cautious stance on further interest rate declines.
Economic data has generally been more robust than was feared. The U.S. economy, in particular, has remained resilient and robust, but the labor market in recent months has recently shown signs of slowing. Investors continued to be concerned about the outlook for the Chinese economy, especially the country’s real estate sector, and the resulting implications for global economic growth. The ongoing wars in Ukraine and the Middle East continued to be other key risks during the review period.
Despite having a robust positive performance over the last year of approximately 20%, the performance of the healthcare sector lagged that of the broader equity markets (S&P 500 Index total return was approximately 36% for the same period). The underperformance of healthcare equities relative to the S&P 500 can be attributed to several factors. By far the most relevant factor driving this differential in performance is the ongoing surge in interest towards technology stocks, especially those involved in artificial intelligence (AI) and other innovative technologies. These high growth sectors have diverted investor attention and capital away from more traditional sectors like healthcare. Companies like NVIDIA and Microsoft experienced substantial gains due to advancements in AI, which eclipsed the steady, albeit slower, growth of companies in the healthcare sector.
Despite the relative underperformance of healthcare as a whole compared to broader equity benchmarks, there were many pockets of strength within the sector. The strong growth of the GLP-1 class of drugs continued to drive the market for obesity and diabetes treatments.  Advancements in gene therapy and cell-based therapies have shown significant potential. Companies focusing on these innovative treatments have made notable strides, offering new hope for treating genetic disorders and certain types of cancer.
The managed-care health insurance sector showed signs of recovery later in the review period but has continued to have mixed results after facing challenges due to increased healthcare utilization. The life science tools and contract research organizations subsectors also have experienced a mixed year. While demand for their services remained strong, particularly in the areas of clinical trials and drug development, the life sciences tools and contract research organizations sectors face continued headwinds in contrast to the previous tailwinds during the pandemic. Healthcare facilities, including hospitals and outpatient centers, continued to adapt to the post-COVID landscape. Many institutions focused on improving operational efficiencies and expanding their service offerings to include more outpatient and telehealth services. In contrast to the managed care space, these types of companies have benefited from the increase in healthcare utilization.
Overall, the healthcare sector’s performance during the review period was shaped by a combination of innovation, regulatory changes, and shifting investor preferences. While some subsectors faced challenges, others benefited from the ongoing advancements in medical technology and the growing emphasis on personalized and value-based care.
Portfolio review
The abrdn World Healthcare Fund focuses on global healthcare and biotech/pharmaceutical opportunities, recognizing that innovation is not confined to the U.S. By investing in medical technologies and healthcare solutions from around the world, it aims to capture the long-term secular factors of both demographics and innovation that will drive the long-term growth of the sector.
Among the Fund's equity investments, Eli Lilly and Company was the single largest contributor to performance over the review period. It is currently the largest pharmaceutical company in the world by market capitalization, a feat driven by the anticipated growth of its drugs for obesity (Zepbound) and diabetes (Mounjaro). During the review period, its stock rose, making it the top performer in the multinational pharmaceuticals sector. AbbVie stock performed strongly due to robust sales growth in its immunology and oncology portfolios,

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1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data includes investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
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2	Net of expenses after expenses are deducted.
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3	The blended benchmark of the Fund consists of 80% S&P Global 1200 Healthcare Index, 15% S&P 500 HealthCare Corporate Bond Index, and 5% S&P Composite 1500 Health Care REITS Index.
abrdn World Healthcare Fund	3

Report of the Investment Adviser  (unaudited)  (continued)

particularly for the drugs in Skyrizi and Rinvoq, as well as better-than-expected earnings and revenue. Additionally, the company raised its full-year earnings per share guidance, further boosting investor confidence.
Meanwhile, Intuitive Surgical, a company that makes robotic surgery instruments, saw its share price appreciate due to excitement over a new version of its already successful DaVinci Robotic System, which is expected to lead to an attractive upgrade cycle. Non-US domiciled pharmaceutical companies, Novo Nordisk, AstraZeneca, and Roche also contributed to the overall performance of the fund, generally reflected by good revenue and earnings growth as well as optimism around the company's drug pipelines.
In contrast, Humana weighed on performance. It is a managed-care organization providing healthcare coverage to seniors in the Medicare Advantage4 (MA) market. After several years of robust growth, the company slashed its 2024 and 2025 outlooks in January 2024 due to an MA rate headwind, weakening MA enrolment growth, and elevated MA medical utilization trends. The share price of Biogen, a biotechnology company, focused on neurodegenerative diseases, share price also underperformed for various reasons, though the main challenge facing the company was the lackluster uptake of its Alzheimer’s drug, Leqembi. Additionally, the ramp-up of Skyclarys, a drug used to treat Friedrich’s ataxia (a neurodegenerative disorder), appears to have moderated over the last several months. Meanwhile, Rallybio also underperformed over this period. Rallybio is a clinical-stage biotechnology company focused on preventing fetal and neonatal alloimmune thrombocytopenia through its lead candidate drug, RLYB212. The company’s share price declined over the period due to concerns about the lack of near-term clinical catalysts and its cash burn, which Rallybio addressed by reducing its workforce.
The Fund also engaged in a modest degree of call-option5 writing6 and overwriting7, which was additive to performance.
During the review period, the venture capital investment portion of the portfolio added to the Fund’s performance. AstraZeneca purchased the Fund’s holding Amolyt Pharmaceuticals for a total consideration of $1.05 billion on a cash basis, which was beneficial to the Fund.
The Fund also employs a currency hedge, through the use of forwards, to help mitigate some of the volatility associated with currency movements. Over the review period, the currency forwards detracted from the overall performance of the Fund.
The Fund’s monthly distribution8 reflects its current policy of providing shareholders with a relatively stable cash flow per share. This policy did not have a material effect on the Fund's investment strategy over the reporting period. During the 12-month period ended September 30, 2024, the distributions were comprised of ordinary income, long-term capital gains, and a return of capital.
Outlook and Strategy
Macroeconomic factors remain as unpredictable as ever, with intense scrutiny of data and predictions about when a pivot in interest-rate direction will occur. Geopolitical pressures remain elevated throughout the world. Recessionary concerns are all too present, as we expect global growth to stagnate while inflationary pressures remain.
The outlook after the November elections, with Republicans potentially gaining control of the federal government next year, including the House of Representatives, adds to some additional uncertainties. Despite these political shifts, the fundamental, long-term drivers for healthcare investments remain robust globally.
Our primary focus for the Fund is at the stock level, ensuring the portfolio is well diversified on both a regional and sector basis and robust enough to preserve capital in periods of market weakness. We aim to have broad global exposures to higher-quality businesses within the healthcare sector with the financial strength to withstand volatility and with exposure to strong structural drivers for long-term growth.
In general, we believe that the global outlook for healthcare companies' near- and long-term remain favorable. Long-term demographic trends of an aging population should continue to support the growing global demand for new healthcare products and therapies. Innovation within the sector should also help contribute to the long-term growth of the sector. Due to the healthcare sector’s generally defensive characteristics, we believe that its relative underperformance in the short term should position it favorably, especially if global economies slow down.
abrdn Inc.
Risk Considerations
Past performance is not an indication of future results.
The healthcare industries can be volatile and a concentration of investments in any healthcare industry or in healthcare companies generally may increase the risk and volatility of an investment

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4	Medicare Advantage – Health insurance plans offered by private insurance providers approved under the U.S. government’s Medicare program.
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5	Call option – A contract that gives the buyer the right, but not the obligation, to buy an asset at a specified price within a set period.
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6	Call-option writing – Selling a call option, which obligates the seller to sell the asset at the strike price if the option is exercised.
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7	Overwriting – Selling a call option on an asset the seller does not expect to reach the strike price before expiration, aiming to collect the premium without exercise.
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8	Distribution – A payment made to its shareholders.
4	abrdn World Healthcare Fund

Report of the Investment Adviser  (unaudited)  (concluded)

company’s portfolio. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Fund may invest will not occur, or that such declines will not adversely affect the Fund.
Healthcare-related issuers are likely to be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare, agricultural and environmental technology industries. Healthcare companies have, in the past, been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Obtaining governmental approval from U.S. governmental agencies and from non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to the outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund.
Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection upon which healthcare companies can be highly dependent for maintenance of profit margins and market exclusivity. The complex nature of the technologies involved can lead to patent disputes, including litigation, that may be costly and that could result in a company losing an exclusive right to a patent. Additionally, certain healthcare companies may be exposed to potential product liability risks that are inherent to the healthcare industries. A product liability claim may have a material adverse effect on a company in which the Fund has invested.
All of these factors, as well as others may cause the value of the Fund’s shares to fluctuate significantly over relatively short periods of time.
Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging market countries. Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more establish companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

abrdn World Healthcare Fund	5

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark for the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2024.
	1 Year	3 Years	5 Years	Since Inception
Net Asset Value (NAV)	22.05%	5.13%	9.70%	5.99%
Market Price	26.94%	3.69%	10.66%	5.88%
80% S&P Global 1200 Healthcare Index, 15% S&P 500 HealthCare Corporate Bond Index, 5% S&P Composite 1500 Health Care REITS Index	21.10%	6.05%	10.19%	8.18%
S&P Global 1200 Healthcare Index	20.99%	7.22%	11.94%	8.90%
Performance of a $10,000 Investment (as of September 30, 2024)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of September 30, 2024. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnthw.com or by calling 800-522-5465.
The gross operating expense ratio based on the fiscal year ended September 30, 2024 was 3.20%.The net operating expense ratio, net of fee waivers and excluding interest expense based on the fiscal year ended September 30, 2024, was 1.50%.
6	abrdn World Healthcare Fund

Portfolio Composition  (as a percentage of net assets) (unaudited)
As of September 30, 2024

Asset Allocation
Common Stocks	99.3%
Non-Convertible Notes	16.3%
Convertible Preferred Stocks	2.1%
Milestone Interest	0.2%
Short-Term Investments	6.4%
Call Options Written	0.0%
Liabilities in Excess of Other Assets	(24.3%)
100.0%

Industries
Pharmaceuticals	47.7%
Health Care Equipment & Supplies	20.2%
Biotechnology	19.1%
Health Care Providers & Services	15.5%
Life Sciences Tools & Services	7.8%
Health Care REITs	7.1%
Healthcare Service	0.3%
Health Care Technology	0.2%
Short-Term Investments	6.4%
Liabilities in Excess of Other Assets	(24.3%)
100.0%

Countries	Percentage of Net Assets	Percentage of Managed Assets
United States	68.8%	55.4%
Unites States (with substantial ex-U.S. revenue)	25.2%	20.1%
United Kingdom	6.5%	5.3%
Denmark	5.6%	4.5%
Germany	3.0%	2.4%
Netherlands	2.7%	2.1%
Japan	1.7%	1.4%
Switzerland	1.6%	1.3%
Israel	1.1%	0.9%
France	1.0%	0.8%
China	0.5%	0.4%
Canada	0.0%	0.0%
Ireland	0.0%	0.0%
Short-Term Investment	6.4%	5.2%
Liabilities in Excess of Other Assets	(24.3%)	0.1%
	100.0%	100.0%

Top Ten Holdings
UnitedHealth Group, Inc.	6.9%
Novo Nordisk AS, ADR	5.6%
Eli Lilly & Co.	5.5%
AstraZeneca PLC, ADR	4.4%
AbbVie, Inc.	4.2%
Johnson & Johnson	3.9%
Roche Holding AG, ADR	3.8%
Merck & Co., Inc.	3.2%
Sanofi SA, ADR	2.9%
Abbott Laboratories	2.8%

abrdn World Healthcare Fund	7

Portfolio of Investments
As of September 30, 2024

	Shares or Principal Amount	Value
NON-CONVERTIBLE NOTES—16.3%
GERMANY—0.8%
EMD Finance LLC, 3.25%, 03/19/2025(a)	$ 4,000,000	$ 3,964,759
REPUBLIC OF IRELAND(a)—0.0%
Endo Design LLC, 5.87%, 10/15/2024	789,000	–
Endo Design LLC, 9.50%, 07/31/2027	516,000	–
		–
UNITED KINGDOM—1.2%
AstraZeneca PLC, 3.38%, 11/16/2025	5,000,000	4,960,214
GlaxoSmithKline Capital PLC, 3.38%, 06/01/2029	1,000,000	971,416
		5,931,630
UNITED STATES—14.3%
Abbott Laboratories, 4.75%, 11/30/2036	5,652,000	5,798,931
AbbVie, Inc., 4.45%, 05/14/2046	1,705,000	1,592,175
AbbVie, Inc., 4.50%, 05/14/2035	3,200,000	3,189,755
Amgen, Inc., 2.00%, 01/15/2032	1,555,000	1,321,377
Baxalta, Inc., 4.00%, 06/23/2025	831,000	826,839
Becton Dickinson & Co., 3.73%, 12/15/2024	328,000	326,963
Bristol-Myers Squibb Co., 3.40%, 07/26/2029	1,400,000	1,360,864
Cigna Group, 2.38%, 03/15/2031	3,200,000	2,821,897
CVS Health Corp., 1.88%, 02/28/2031	2,448,000	2,062,048
DH Europe Finance II SARL, 3.25%, 11/15/2039	985,000	831,005
Elevance Health, Inc., 2.55%, 03/15/2031	3,200,000	2,864,414
HCA, Inc., 5.25%, 04/15/2025	600,000	600,692
HCA, Inc., 5.38%, 02/01/2025	1,250,000	1,250,400
IQVIA, Inc., 5.00%, 05/15/2027(a)	710,000	705,675
Johnson & Johnson, 2.45%, 03/01/2026	4,300,000	4,217,002
Johnson & Johnson, 2.90%, 01/15/2028	1,400,000	1,367,427
Johnson & Johnson, 3.70%, 03/01/2046	5,470,000	4,772,993
Laboratory Corp. of America Holdings, 3.60%, 02/01/2025	1,400,000	1,391,695
Mallinckrodt CB LLC, 10.00%, 06/15/2029(a),(b)	997,897	–
Medtronic, Inc., 4.38%, 03/15/2035	1,675,000	1,665,465
Merck & Co., Inc., 2.75%, 02/10/2025	1,463,000	1,451,841
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(a),(c),(d)	193,000	–
Pfizer, Inc., 3.45%, 03/15/2029	5,300,000	5,193,352
Pfizer, Inc., 4.00%, 12/15/2036	1,800,000	1,715,162
Roche Holdings, Inc., 2.08%, 12/13/2031(a)	3,600,000	3,109,719
Sanofi SA, 3.63%, 06/19/2028	2,600,000	2,578,645
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/2026	35,000	34,449
Thermo Fisher Scientific, Inc., 5.40%, 08/10/2043	3,500,000	3,723,702
UnitedHealth Group, Inc., 3.88%, 12/15/2028	2,560,000	2,545,275
UnitedHealth Group, Inc., 4.20%, 05/15/2032	6,060,000	6,012,373
Zimmer Biomet Holdings, Inc., 4.25%, 08/15/2035	5,000,000	4,703,491
		70,035,626
Total Non-Convertible Notes		79,932,015
	Shares or Principal Amount	Value
CONVERTIBLE PREFERRED STOCKS(b),(e),(f)—2.1%
FRANCE—0.2%
Flamingo Therapeutics, Inc. Series A3	136,337	$ 927,275
IRELAND—0.0%
Priothera Co. Ltd. Series A, 6.00%	194,134	22
UNITED STATES—1.9%
Endeavor Biomedicines, Inc. Series B, 8.00%	424,079	2,766,946
Endeavor Biomedicines, Inc. Series C	78,308	510,928
Engrail Therapeutics, Inc. Series B	897,073	950,000
IO Light Holdings, Inc. Series A2	101,839	10
Radiant Biotherapeutics, Inc. Series A (g)	1,147,236	4,999,999
		9,227,883
Total Convertible Preferred Stocks		10,155,180
COMMON STOCKS—99.3%
CANADA—0.0%
Fusion Pharmaceuticals, Inc. CVR(b),(e),(f)	3,689	5,091
CHINA(e)—0.5%
BeiGene Ltd., ADR	11,081	2,487,795
I-Mab, ADR	38,848	48,172
		2,535,967
DENMARK—5.6%
Novo Nordisk AS, ADR	232,115	27,637,933
FRANCE(e)—0.8%
Abivax SA	37,000	418,583
Abivax SA, ADR	316,431	3,645,285
		4,063,868
GERMANY—2.2%
Bayer AG	173,684	5,876,025
BioNTech SE, ADR(e)	27,331	3,246,103
Immatics NV(e)	131,200	1,496,992
		10,619,120
ISRAEL—1.1%
Teva Pharmaceutical Industries Ltd., ADR(e),(h)	293,742	5,293,231
JAPAN—1.7%
Astellas Pharma, Inc.	44,419	513,366
Daiichi Sankyo Co. Ltd.	54,075	1,786,223
Eisai Co. Ltd.	6,830	254,588
Hoya Corp.	9,682	1,340,991
M3, Inc.	7,436	74,464
Olympus Corp.	28,940	550,129
Ono Pharmaceutical Co. Ltd.	11,330	152,086
Otsuka Holdings Co. Ltd.	20,808	1,181,876
Shionogi & Co. Ltd.	23,121	331,421
Takeda Pharmaceutical Co. Ltd.	9,600	276,610
Takeda Pharmaceutical Co. Ltd., ADR	105,073	1,494,138
Terumo Corp.	34,576	655,025
		8,610,917
NETHERLANDS(e)—2.7%
Argenx SE, ADR(h)	10,765	5,835,491
Koninklijke Philips NV	98,347	3,217,914
Newamsterdam Pharma Co. NV	129,060	2,142,396
uniQure NV	376,214	1,854,735
		13,050,536
SWITZERLAND—1.6%
Lonza Group AG	8,006	5,080,473

8	abrdn World Healthcare Fund

Portfolio of Investments   (continued)
As of September 30, 2024

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Switzerland (continued)
Oculis Holding AG(e)	187,001	$ 2,293,567
Sandoz Group AG, ADR	7,614	316,781
		7,690,821
UNITED KINGDOM—5.3%
AstraZeneca PLC, ADR	279,896	21,806,697
Smith & Nephew PLC, ADR	141,208	4,397,217
		26,203,914
UNITED STATES—77.8%
Abbott Laboratories(h)	121,499	13,852,101
AbbVie, Inc.(h)	103,956	20,529,231
Acadia Healthcare Co., Inc.(e)	11,276	715,011
Amgen, Inc.(h)	27,248	8,779,578
Ardelyx, Inc.(e)	409,796	2,823,494
Avantor, Inc.(e)	75,871	1,962,783
Becton Dickinson & Co.	36,420	8,780,862
Biogen, Inc.(e)	32,861	6,369,776
Boston Scientific Corp.(e)	70,494	5,907,397
Bristol-Myers Squibb Co.	149,956	7,758,723
Community Health Systems, Inc.(e)	8,700	52,809
Community Healthcare Trust, Inc., REIT	14,900	270,435
CSL Ltd.	30,845	6,092,923
Danaher Corp.	37,180	10,336,784
Dexcom, Inc.(e),(h)	45,214	3,031,147
Diversified Healthcare Trust, REIT	63,841	267,494
Edwards Lifesciences Corp.(e)	41,996	2,771,316
Elevance Health, Inc.	21,194	11,020,880
Eli Lilly & Co.(h)	30,394	26,927,260
Endo, Inc.(e)	2,605	65,828
Galera Therapeutics, Inc.(e)	161,709	11,643
Gilead Sciences, Inc.	65,467	5,488,753
Global Medical REIT, Inc.	143,229	1,419,399
GRAIL, Inc.(e)	76,519	1,052,901
Guardant Health, Inc.(e)	87,298	2,002,616
HCA Healthcare, Inc.	14,778	6,006,223
Healthcare Realty Trust, Inc., REIT	149,567	2,714,641
Healthpeak Properties, Inc., REIT	279,943	6,402,296
IDEXX Laboratories, Inc.(e),(h)	5,899	2,980,293
Illumina, Inc.(e)	8,861	1,155,563
Insulet Corp.(e),(h)	12,241	2,849,093
Intuitive Surgical, Inc.(e),(h)	28,054	13,782,089
IQVIA Holdings, Inc.(e)	10,611	2,514,489
Johnson & Johnson(h)	118,579	19,216,913
LivaNova PLC(e)	77,226	4,057,454
LTC Properties, Inc., REIT	63,514	2,330,329
McKesson Corp.(h)	9,304	4,600,084
Medical Properties Trust, Inc., REIT	145,186	849,338
Medtronic PLC	84,082	7,569,902
Merck & Co., Inc.	139,281	15,816,750
Molina Healthcare, Inc.(e)	6,616	2,279,609
Shares or Principal Amount		Value

National Health Investors, Inc., REIT	4,442	$ 373,395
Omega Healthcare Investors, Inc., REIT	71,075	2,892,752
Perrigo Co. PLC	15,882	416,585
Pfizer, Inc.(h)	355,139	10,277,723
Regeneron Pharmaceuticals, Inc.(e),(h)	9,597	10,088,750
ResMed, Inc.(h)	15,396	3,758,472
Roche Holding AG, ADR	473,263	18,906,857
Sabra Health Care REIT, Inc.	200,380	3,729,072
Sanofi SA, ADR	250,085	14,412,399
Stryker Corp.	21,256	7,678,943
Thermo Fisher Scientific, Inc.	21,972	13,591,220
UnitedHealth Group, Inc.(h)	57,870	33,835,432
Universal Health Realty Income Trust, REIT	8,183	374,372
Ventas, Inc., REIT	111,734	7,165,501
Veradigm, Inc.(e)	90,363	876,521
Welltower, Inc., REIT	38,266	4,899,196
Zoetis, Inc.	28,108	5,491,741
		382,185,141
Total Common Stocks		487,896,539
SHORT-TERM INVESTMENT—6.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.94%(i)	31,568,167	31,568,167
Total Short-Term Investment		31,568,167
	Interest
MILESTONE INTEREST 0.2%
Amolyt Milestone Interest(b),(e),(f)	1	$ 1,033,095
Total Milestone Interest		1,033,095
Total Investments 124.3% (Cost $567,222,021)		610,584,996
Liabilities in Excess of Other Assets (24.3%)		(119,408,194)
Net Assets 100.0%		$ $491,176,802

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	Security is in default.
(d)	Variable or Floating Rate security. Rate disclosed is as of September 30, 2024.
(e)	Non-income producing security.
(f)	Restricted security.
(g)	Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $4,999,999).
(h)	A portion of security is pledged as collateral for call options written.
(i)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of September 30, 2024.

ADR	American Depositary Receipt
CVR	Contingent Value Right
PLC	Public Limited Company
REIT	Real Estate Investment Trust

abrdn World Healthcare Fund	9

Portfolio of Investments   (continued)
As of September 30, 2024

At September 30, 2024, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
10/15/2024	Goldman Sachs & Co.	USD	3,050,404	AUD	4,572,304	$3,161,719	$(111,315)
United States Dollar/British Pound
10/15/2024	Standard Chartered Bank	USD	15,497,792	GBP	11,829,575	15,815,477	(317,685)
United States Dollar/Danish Krone
10/15/2024	Morgan Stanley & Co.	USD	17,955,770	DKK	121,150,489	18,103,506	(147,736)
United States Dollar/Euro
10/15/2024	Morgan Stanley & Co.	USD	18,773,020	EUR	16,981,398	18,912,786	(139,766)
United States Dollar/Israeli Shekel
10/15/2024	Morgan Stanley & Co.	USD	1,183,721	ILS	4,457,647	1,196,038	(12,317)
United States Dollar/Japanese Yen
10/15/2024	Standard Chartered Bank	USD	3,673,384	JPY	523,322,125	3,647,596	25,788
United States Dollar/Swiss Franc
10/15/2024	Morgan Stanley & Co.	USD	12,325,430	CHF	10,408,729	12,316,691	8,739
						$73,153,813	$(694,292)
Unrealized appreciation on forward foreign currency exchange contracts							$34,527
Unrealized depreciation on forward foreign currency exchange contracts							$(728,819)

10	abrdn World Healthcare Fund

Portfolio of Investments   (concluded)
As of September 30, 2024

	Number of Contracts (100 shares each)	Notional Amount ($)	Value ($)
Option Contracts Written—0.0%
Call Options Written—0.0%
Abbott Laboratories Oct24 120 Call	52	(624,000)	(3,120)
AbbVie, Inc. Oct24 200 Call	31	(620,000)	(6,696)
Amgen, Inc. Oct24 350 Call	18	(630,000)	(972)
Argenx SE Oct24 560 Call	28	(1,568,000)	(17,920)
Dexcom, Inc. Oct24 75 Call	83	(622,500)	(3,320)
Eli Lilly & Co. Oct24 940 Call	10	(940,000)	(5,800)
IDEXX Laboratories, Inc. Oct24 550 Call	11	(605,000)	(1,980)
Insulet Corp. Oct24 260 Call	24	(624,000)	(6,120)
Intuitive Surgical, Inc. Oct24 510 Call	12	(612,000)	(10,800)
Johnson & Johnson Oct24 170 Call	36	(612,000)	(2,052)
McKesson Corp. Oct24 530 Call	12	(636,000)	(750)
Pfizer, Inc. Oct24 31 Call	200	(620,000)	(1,000)
Regeneron Pharmaceuticals, Inc. Oct24 1200 Call	5	(600,000)	(625)
ResMed, Inc. Oct24 270 Call	23	(621,000)	(2,530)
Teva Pharmaceutical Industries Ltd. Oct24 19 Call	326	(619,400)	(6,520)
UnitedHealth Group, Inc. Oct24 600 Call	10	(600,000)	(10,550)
Total Call Options Written (Premiums received $(140,610))			(80,755)

See Accompanying Notes to Financial Statements.
abrdn World Healthcare Fund	11

Statement of Assets and Liabilities
As of September 30, 2024

Assets
Investments in unaffiliated issuers, at value(cost $529,675,360)	$ 572,983,735
Investments in affiliated issuers, at value (cost $4,999,999)	4,999,999
Short-term investment, at value (cost $31,568,167)	31,568,167
Milestone interests, at value(cost $978,495)	1,033,095
Foreign currency, at value (cost $244)	246
Interest and dividends receivable	1,166,181
Receivable for common shares issued	532,000
Unrealized appreciation on forward foreign currency exchange contracts	34,527
Tax reclaim receivable	1,617,186
Prepaid expenses in connection with the at-the-market stock offering (Note 5)	270,626
Prepaid expenses in connection with bank loan	2,598
Prepaid expenses	71,216
Total assets	614,279,576
Liabilities
Revolving Credit Facility payable	120,000,000
Interest payable on Revolving Credit Facility	1,449,110
Unrealized depreciation on forward foreign currency exchange contracts	728,819
Investment advisory fees payable (Note 3)	515,858
Due to custodian	113,668
Written options, at value (premiums received$140,610)	80,755
Trustee fees payable	34,250
Investor relations fees payable (Note 3)	27,766
Administration fees payable	5,110
Other accrued expenses	147,438
Total liabilities	123,102,774
Commitments and Contingencies (Notes 8 & 11)

Net Assets	$491,176,802
Composition of Net Assets
Common stock (par value $0.010 per share) (Note 5)	$ 384,535
Paid-in capital in excess of par	460,228,790
Distributable earnings	30,563,477
Net Assets	$491,176,802
Net asset value per share based on 38,453,463 shares issued and outstanding	$12.77

See Accompanying Notes to Financial Statements.
12	abrdn World Healthcare Fund

Statement of Operations
For the Year Ended September 30, 2024

Net Investment Income
Investment Income:
Dividends (net of foreign withholding taxes of $248,553)	$ 8,286,426
Interest and amortization of discount and premium and other income	4,382,246
Total investment income	12,668,672
Expenses:
Investment advisory fee (Note 3)	5,857,023
Investor relations fees and expenses (Note 3)	181,994
Trustees' fees and expenses	171,619
Legal fees and expenses	168,594
Reports to shareholders and proxy solicitation	154,597
Independent auditors’ fees and tax expenses	101,589
Custodian’s fees and expenses	73,926
Administration fee	31,649
Insurance expense	29,271
Transfer agent’s fees and expenses	27,569
Bank loan fees and expenses	8,129
Miscellaneous	179,326
Total operating expenses, excluding interest expense	6,985,286
Interest expense	7,985,743
Total expenses	14,971,029

Net Investment Loss	(2,302,357)
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments in unaffiliated issuers	3,983,629
Written options	3,092,180
Forward foreign currency exchange contracts	(2,176,781)
Foreign currency transactions	(5,998)
4,893,030
Net change in unrealized appreciation/depreciation on:
Investments in unaffiliated issuers	91,316,260
Milestone interests	197,715
Written options	21,768
Forward foreign currency exchange contracts	(785,340)
Foreign currency translation	19,488
90,769,891
Net realized and unrealized gain from investments, milestone interests, written options, forward foreign currency exchange and foreign currencies	95,662,921
Change in Net Assets Resulting from Operations	$93,360,564

See Accompanying Notes to Financial Statements.
abrdn World Healthcare Fund	13

Statements of Changes in Net Assets

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
Increase/(Decrease) in Net Assets:
Operations:
Net investment loss	$(2,302,357)	$(1,615,740)
Net realized gain from investments, written options, forward foreign currency exchange contracts and foreign currency transactions	4,893,030	33,221,850
Net change in unrealized appreciation on investments, milestone interests, written options, forward foreign currency exchange and foreign currency translations	90,769,891	6,011,873
Net increase in net assets resulting from operations	93,360,564	37,617,983
Distributions to Shareholders From:
Distributable earnings	(6,231,541)	(30,951,311)
Return of capital	(47,316,391)	(22,034,793)
Net decrease in net assets from distributions	(53,547,932)	(52,986,104)
Proceeds from at-the-market offering resulting in the issuance of 10,148 and 274,984 shares of common stock, respectively (Note 5)	131,146	3,950,593
Expenses in connection with the at-the-market stock offering (Note 5)	(482)	(7,478)
Reinvestment of dividends resulting in the issuance of 329,977 and 318,084 shares of common stock, respectively	4,115,882	4,199,880
Change in net assets from capital transactions	4,246,546	8,142,995
Change in net assets	44,059,178	(7,225,126)
Net Assets:
Beginning of year	447,117,624	454,342,750
End of year	$491,176,802	$447,117,624

See Accompanying Notes to Financial Statements.
14	abrdn World Healthcare Fund

Statement of Cash Flows
For the Year Ended  September 30, 2024

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ 93,360,564
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(232,354,436)
Investments sold and principal repayments	294,945,112
Proceeds from option contracts written	3,021,528
Net change in short-term investments, excluding foreign government	(11,699,167)
Net amortization/accretion of premium/(discount)	(84,252)
Capital gains and return of capital distributions from investments	503,376
Increase in interest, dividends and other receivables	(140,422)
Net change in unrealized depreciation on forward foreign currency exchange contracts	785,340
Increase in prepaid expenses	(22,783)
Increase in interest payable on Revolving Credit Facility	4,443
Increase in accrued investment management fees payable	12,746
Decrease in other accrued expenses	(97,092)
Net change in unrealized appreciation of investments, options and milestone interests	(91,535,743)
Net change in unrealized appreciation on foreign currency translations	(19,488)
Net realized gain on investments transactions and options	(7,075,809)
Net cash provided by operating activities	49,603,917
Cash flows from financing activities:
Increase in payable to custodian	$ 113,668
Distributions paid to shareholders	(49,850,382)
Proceeds from at-the-market stock offering	131,146
Expenses in connection with the at-the-market and shelf offering	(482)
Net cash used in financing activities	(49,606,050)
Effect of exchange rate on cash	2
Net change in cash	(2,131)
Unrestricted and restricted cash and foreign currency, beginning of year	2,377
Unrestricted and restricted cash and foreign currency, end of year	$246
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	$7,981,300

See Accompanying Notes to Financial Statements.
abrdn World Healthcare Fund	15

Financial Highlights

	For the Fiscal Years Ended September 30,
	2024 (a)	2023	2022 (b)	2021 (b)	2020 (b)
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of year	$11.73	$12.11	$15.18	$14.14	$13.51
Net investment income/(loss)(c)	(0.06)	(0.04)	0.05	0.08	0.10
Net realized and unrealized gains/(losses) on investments, written options and foreign currency transactions	2.50	1.05	(4.52)	2.36	1.93
Total from investment operations applicable to common shareholders	2.44	1.01	(4.47)	2.44	2.03
Distributions to common shareholders from:
Net investment income	(0.12)	–	(0.33)	(0.14)	(0.05)
Net realized gains	(0.04)	(0.82)	(0.50)	–	–
Return of capital	(1.24)	(0.58)	(0.57)	(1.26)	(1.35)
Total distributions	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Capital Share Transactions:
Impact of shelf offering	–(d)	0.01	–	–	–
Net asset value per common share, end of year	$12.77	$11.73	$12.11	$15.18	$14.14
Market price, end of year	$13.27	$11.72	$12.86	$16.45	$14.33
Total Investment Return Based on(e):
Market price	26.94%	1.70%	(13.65%)	26.00%	18.14%
Net asset value	22.05%	8.09%	(11.94%)	17.91%	15.97%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$491,177	$447,118	$454,343	$565,682	$426,526
Average net assets applicable to common shareholders (000 omitted)	$467,184	$482,033	$531,805	$508,230	$426,665
Gross operating expenses	3.20%	2.99%	1.91%	1.74%	2.16%
Net operating expenses, net of fee waivers and excluding interest expense	1.50%	1.54%	1.53%	1.51%	1.57%
Net Investment income (loss)	(0.49%)	(0.34%)	0.37%	0.53%	0.68%
Portfolio turnover	40%	40%	44%	69%	48%
Senior securities (loan facility) outstanding (000 omitted)	$120,000	$120,000	$120,000	$120,000	$120,000
Asset coverage ratio on senior securities at year end(f)	509%	473%	479%	571%	455%
Asset coverage per $1000 on senior securities at year end(g)	$5,093	$4,726	$4,786	$5,714	$4,554

(a)	Effective October 27, 2023, abrdn Inc. became the investment adviser of the Fund. Prior to October 27, 2023, the Fund was managed by Tekla Capital Management, LLC.
(b)	Beginning with the year ended September 30, 2023, the Fund’s financial statements were audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(c)	Based on average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any senior securities, which includes the Revolving Credit Facility and then multiplying by $1,000.
See Accompanying Notes to Financial Statements.
16	abrdn World Healthcare Fund

Financial Highlights  (concluded)

(g)	Asset coverage ratio is calculated by dividing net assets as of each fiscal period end plus the amount of any borrowings for investment purposes outstanding as of each fiscal period end by the amount of any borrowings as of each fiscal period end, and then multiplying by $1,000.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
abrdn World Healthcare Fund	17

Notes to  Financial Statements
September 30, 2024

1.  Organization
abrdn World Healthcare Fund (the "Fund") is a Massachusetts business trust formed on March 5, 2015 and registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund commenced operations on June 30, 2015. The Fund’s investment objective is to seek current income and long-term capital appreciation. The Fund invests primarily in equity and debt securities of public and private U.S. and non-U.S. companies believed by the Fund’s Investment Adviser, abrdn Inc. (as of October 27, 2023) (the "Investment Adviser,"  the "Adviser" or "abrdn") (prior to October 27, 2023, Tekla Capital Management, LLC), to have significant potential for above-average growth.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated abrdn as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable. Prior to June 12, 2024, with respect to the Fund's investments in securities of early and /or later stage financing of a privately held companies ("Venture Capital Securities"), the Private Venture Valuation Committee  which was a Committee of the Board, performed fair value determinations for the Fund.  Effective June 12, 2024, the Board designated abrdn as the Valuation Designee.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

18	abrdn World Healthcare Fund

Notes to  Financial Statements  (continued)
September 30, 2024

Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Convertible preferred shares, warrants or convertible note interests in Venture Capital Securities, milestone interests, and other restricted securities are typically valued in good faith, based upon the recommendations made by the Valuation Designee pursuant to fair valuation policies and procedures approved by the Board.
Derivative instruments are valued at fair value. Exchange-traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). Exchange-traded options are valued at the last quoted sales price. In the absence of a sales price, options are valued at the mean of the bid/ask price quoted at the close on the exchange on which the options trade. When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s, other than a Venture Capital Security, market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
Venture Capital Securities are valued based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs considered may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;

abrdn World Healthcare Fund	19

Notes to  Financial Statements  (continued)
September 30, 2024

Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Level 3 investments are valued using significant unobservable inputs. The Fund may also use a discounted cash flow based valuation approach in which the anticipated future cash flows of the investment are used to estimate the current fair value. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
The following is a summary of the inputs used as of September 30, 2024 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$463,306,665	$24,584,783	$5,091	$487,896,539
Non-Convertible Notes	–	79,932,015	–	79,932,015
Convertible Preferred Stocks	–	–	10,155,180	10,155,180
Milestone Interest	–	–	1,033,095	1,033,095
Short-Term Investment	31,568,167	–	–	31,568,167
Total Investments	$494,874,832	$104,516,798	$11,193,366	$610,584,996
Other Financial Instruments
Foreign Currency Exchange Contracts		$34,527	$–	$34,527
Total Investment Assets	$494,874,832	$104,551,325	$11,193,366	$610,619,523
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$(728,819)	$–	$(728,819)
Written Options	(80,755)	–	–	(80,755)
Total Investment Liabilities	$(80,755)	$(728,819)	$–	$(809,574)

20	abrdn World Healthcare Fund

Notes to  Financial Statements  (continued)
September 30, 2024

Rollforward of Level 3 Fair Value Measurements For the Year Ended September 30, 2024
Investments in Securities	Balance as of September 30, 2023	Net Realized Gain (Loss) and Change in Unrealized Appreciation/ Depreciation	Net Purchases and conversions	Net Sales and conversions	Net Transfers in to (out of) Level 3	Balance as of September 30, 2024	Net Change in Unrealized Appreciation/ Depreciation from Investments Held at September 30, 2024
Common Stocks
Canada	$0	$(3,541)	$0	$-	$8,632	$5,091	$(3,541)
Convertible Preferred Stocks
France	3,100,979	5,815,583	352	(7,989,639)	-	927,275	46,566
United States	2,154,672	610,068	6,463,143	-	-	9,227,883	610,068
Ireland	1,436,737	(1,438,797)	2,082	-	-	22	(1,438,797)
Milestone Interests
United States	0	55,523	978,495	(923)	-	1,033,095	54,600
Non-Convertible Note
United States	0	(3,295,370)	3,295,370	-	-	-	(3,295,370)
Total	$6,692,388	$1,743,466	$10,739,442	$(7,990,562)	$8,632	$11,193,366	$(4,026,474)

Description	Fair Value at 09/30/24	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stocks	$5,091	Income approach	Probability of events Timing of events	46.00% 5.00 years	46.00% 5.00 years	Increase Decrease
Convertible Preferred Stocks	$10,155,180	Market approach	Transaction Price(a)	N/A	N/A	Increase
Milestone Interests	$1,033,095	Income approach	Discount rate Probability of events Timing of events	4.49% 60.00% 1.75 years	4.49% 60.00% 1.75 years	Decrease Increase Decrease
	$11,193,366

(a)	The valuation technique used as a basis to approximate fair value of these investments is based on a transaction price or subsequent financing rounds.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:

abrdn World Healthcare Fund	21

Notes to  Financial Statements  (continued)
September 30, 2024

(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.  Derivative Financial Instruments:
The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

22	abrdn World Healthcare Fund

Notes to  Financial Statements  (continued)
September 30, 2024

Options
An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.
The Fund’s obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.
If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.
All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund’s custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund’s custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of September 30, 2024:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total

Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$34,527	$–	$–	$–	$–	$34,527
Total	$–	$34,527	$–	$–	$–	$–	$34,527
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$728,819	$–	$–	$–	$–	$728,819
Written Options, market value	–	–	–	80,755	–	–	80,755
Total	$–	$728,819	$–	$80,755	$–	$–	$809,574
Amounts listed as “–” are $0 or round to $0.
The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of September 30, 2024 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:
abrdn World Healthcare Fund	23

Notes to  Financial Statements  (continued)
September 30, 2024

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Foreign Currency Exchange Contracts
Goldman Sachs & Co.	$–	$–	$–	$–	$111,315	$–	$–	$111,315
Morgan Stanley & Co.	8,739	(8,739)	–	–	299,819	(8,739)	–	291,080
Standard Chartered Bank	25,788	(25,788)	–	–	317,685	(25,788)	–	291,897
Amounts listed as “–” are $0 or round to $0.
The effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2024:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total

Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain/(loss) on:
Forward Currency Contracts	$–	$(2,176,781)	$–	$–	$–	$(2,176,781)
Written Options	–	–	–	3,092,180	–	3,092,180
Total	$–	$(2,176,781)	$–	$3,092,180	$–	$915,399
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation/depreciation of:
Forward Currency Contracts	$–	$(785,340)	$–	$–	$–	$(785,340)
Written Options	–	–	–	21,768	–	21,768
Total	$–	$(785,340)	$–	$21,768	$–	$(763,572)
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended September 30, 2024. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended September 30, 2024.
Derivative	Average Notional Value
Written Options Contracts	$371,295
Foreign Currency Contracts Purchased	$1,096,181
Foreign Currency Contracts Sold	$65,741,806
f.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.
The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Fund's

24	abrdn World Healthcare Fund

Notes to  Financial Statements  (continued)
September 30, 2024

investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the fiscal year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available.
g.  Distributions:
The Fund has a stable distribution policy to pay distributions from net investment income supplemented by net realized capital gains and return of capital distributions, if necessary, on a monthly basis. The stable distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
h.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended September 30, 2024 are subject to such review.
i.  Milestone Interests
The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of one private company. Any payments received are treated as a reduction of the cost basis of the milestone interests with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for payments at various stages of the development of Amolyt Pharma SAS principal product candidate as of the date of the sale.
The following is a summary of the impact of the milestone interests on the financial statements as of and for the fiscal year ended September 30, 2024:
Statement of Assets and Liabilities, Milestone interests, at value	$1,033,095
Statement of Assets and Liabilities, Total distributable earnings	$54,600
Statement of Operations, Change in unrealized appreciation/depreciation	$197,715
3.  Agreements and Transactions with Affiliates
a.  Investment Advisory and Other Affiliated Fees
Effective as of the close of business October 27, 2023, abrdn serves as the Fund’s Investment Adviser pursuant to an investment management agreement (the “Advisory Agreement”) with the Fund. The Adviser is a wholly-owned indirect subsidiary of abrdn plc. In rendering management services, the Adviser may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Adviser. As compensation for its services to the Fund, the Investment Adviser receives an annual investment advisory fee at an annual rate of 1.00% of the average daily value of the Fund’s Managed Assets. Managed Assets means the total assets of the Fund minus the Fund’s liabilities other than the loan payable. For the fiscal year ended September 30, 2024, the Fund paid the Adviser $5,445,633.
Prior to close of business on October 27, 2023, the Fund paid Tekla Capital Management, LLC (the "Prior Advisor") an annual fee calculated at the same rate as discussed above. For the period from October 1, 2023 to October 27, 2023, the Prior Advisor earned an advisory fee of $411,390.
The Fund entered into a Services Agreement (the "Agreement") with the Prior Adviser. Pursuant to the terms of the Agreement, the Fund reimbursed the Prior Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund’s Chief Compliance Officer. For the period from October 1, 2023 to October 27, 2023, these payments amounted to $4,821 and are included in the Miscellaneous category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Prior Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who were also officers of the Prior Adviser. The Agreement terminated on October 27, 2023.

abrdn World Healthcare Fund	25

Notes to  Financial Statements  (continued)
September 30, 2024

Effective upon the close of business on October 27, 2023, the Adviser entered into a written contract with the Fund to limit the total ordinary operating expenses of the Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.51% of the average daily net assets of the Fund on an annualized basis for twelve months (the “Expense Limitation Agreement”). The Expense Limitation Agreement may not be terminated before October 27, 2025, without the approval of the Fund’s trustees who are not “interested persons” of the Fund (as defined in the 1940 Act). During the fiscal year ended September 30, 2024, the Adviser did not waive any Fund's expenses pursuant to the Expense Limitation Agreement.
b.  Investor Relations:
Prior to March 1, 2024, Destra Capital Advisors LLC ("Destra") provided the Fund investor support services in connection with the ongoing operation of the Fund. The fund paid Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement. Effective March 1, 2024, under the terms of the Investor Relations Services Agreement, abrdn is compensated to provide and may pay third parties to provide investor relations services to the Fund and certain other funds advised by abrdn or its affiliates as part of an Investor Relations Program.  Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion").  However, investor relations services fees are limited by abrdn so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by abrdn.
Pursuant to the terms of the Investor Relations Services Agreement, abrdn (or third parties engaged by abrdn), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the fiscal year ended September 30, 2024, the Fund incurred investor relations fees of approximately $64,587. For the fiscal year ended September 30, 2024, abrdn did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended September 30, 2024, were $228,845,249 and $291,500,761, respectively.
5.  Capital
The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.01 per common share. As of September 30, 2024, there were 38,453,463 shares of common stock issued and outstanding.
The Fund has a registration statement on file with the SEC, initially effective on December 6, 2022, authorizing the Fund to issue shares through an At-the-Market Offering ("ATM") having an aggregate value of up to $150,000,000. The offering costs associated with the Fund’s ATM offering are approximately $278,586 of which $7,960 were charged to paid-in-capital upon the issuance of associated shares and $270,626 remains in prepaid expenses. On December 14, 2022, the Fund entered into a distribution agreement with Foreside Fund Services, LLC ("Foreside"), pursuant to which the Fund may offer and sell up to $150,000,000 of shares from time to time, through Foreside as its agent, in transactions deemed to be at the market as defined in Rule 415 under the 1933 Act, as amended (the "Offering"). Under the Distribution Agreement, Foreside may enter into sub-placement agent agreements with one or more selected dealers. Foreside has entered into a sub-placement agent agreement, dated December 14, 2022 (the "Sub-Placement Agent Agreement"), with UBS Securities LLC ("UBS") relating to the shares to be offered under the Distribution Agreement. During the fiscal year ended on September 30, 2024, there were 10,148 shares sold in connection with the ATM offering.

26	abrdn World Healthcare Fund

Notes to  Financial Statements  (continued)
September 30, 2024

6.  Other Transactions with Affiliates
An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the fiscal year ended September 30, 2024 were as follows:
	Value at September 30, 2023	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at September 30, 2024	Shares held at September 30, 2024	Principal Amount at September 30, 2024	Dividend Income	Capital Gains Distributions
Radiant Biotherapeutics,Inc.	$0	$4,999,999	$0	$0	$0	$4,999,999	1,147,236	$0	$0	$0
	$0	$4,999,999	$0	$0	$0	$4,999,999	1,147,236	$0	$0	$0
7.  Open Market Repurchase Program
In March 2024, the Board approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2025. Prior to this renewal, in March 2023, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2024.
During the fiscal year ended September 30, 2024, the Fund did not repurchase any shares through the repurchase program.

8.  Private Companies and Other Restricted Securities
The Fund may invest in private companies and other restricted securities if these securities currently comprise 10% or less of Managed Assets. The value of these securities represented 1.83% of the Fund’s Managed assets at September 30, 2024.
At September 30, 2024, the Fund had a commitment of $331,524 relating to additional investments in three private companies.
The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at September 30, 2024. The Fund on its own does not have the right to demand that such securities be registered.
Security	Acquisition Date	Cost	Carrying Value per Unit	Value
Amolyt Milestone Interest	7/12/24	$978,495	$1,033,095.00	$1,033,095
Endeavor Biomedicines, Inc., Series B — Convertible Preferred Stock	01/21/22	2,004,284	6.53	2,766,946
Endeavor Biomedicines, Inc., Series C — Convertible Preferred Stock	04/19/24	511,261	6.52	510,928
Engrail Therapeutics, Inc., Series B — Convertible Preferred Stock	03/14/24	950,000	1.06	950,000
Flamingo Therapeutics, Inc., Series A3 — Convertible Preferred Stock	04/21/20, 10/28/20	3,142,774	6.80	927,275
Fusion Pharmaceuticals, Inc. CVR		2,029	1.38	5,091
IO Light Holdings, Inc., Series A2 — Convertible Preferred Stock	04/30/20, 05/17/21, 09/15/21	337,144	0.00*	10
Priothera Co. Ltd., Series A — Convertible Preferred Stock	10/07/20	2,267,480	0.00*	22
Radiant Biotherapeutics, Inc., Series A — Convertible Preferred Stock	08/27/24	4,999,999	4.36	4,999,999
		$15,193,466		$11,193,366

*	Carrying value is less than $0.01.
9.  Revolving Credit Facility
On January 26, 2024 the Fund’s Revolving Credit Facility with the Bank of Nova Scotia was amended to extend the scheduled commitment termination date to January 24, 2025 with a committed facility amount of $120,000,000. ("Revolving Credit Facility”).
The Fund maintains a $120,000,000 Revolving Credit Facility with the Bank of Nova Scotia, which expires on January 24, 2025. As of September 30, 2024, the Fund had drawn down $120,000,000 from the Revolving Credit Facility, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.95% plus a SOFR Adjustment plus the relevant SOFR rate. The Fund is also charged a commitment fee on the daily unused balance of the Revolving Credit Facility at the rate of 0.10% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.05% on the total line of credit balance, which is being amortized through

abrdn World Healthcare Fund	27

Notes to  Financial Statements  (continued)
September 30, 2024

January 24, 2025. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2023 to September 30, 2024 were 6.55% and $120,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the Revolving Credit Facility. In the event of a default under the Revolving Credit Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the Revolving Credit Facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The Revolving Credit Facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the Revolving Credit Facility as well as commitment fees for any portion of the Revolving Credit Facility not drawn upon at any time during the period. During the fiscal year ended September 30, 2024, the Fund incurred fees of approximately $7,985,743.
The credit agreement governing the Revolving Credit Facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the Revolving Credit Facility.
10.  Portfolio Investment Risks
a.  Concentration Risk:
The Fund’s portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result of its concentration policy, the Fund’s investments may be subject to greater risk than a fund that has securities representing a broader range of investments and may cause the value of the Fund’s shares to fluctuate significantly over relatively short periods of time.
b.  Convertible Securities Risk:
Convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Consequently, a unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer but more risk than the issuer’s debt obligations.
c.  Derivatives Risk (including Options, Futures and Swaps):
Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
d.  Equity-Linked Notes:
The Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).
e.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is

28	abrdn World Healthcare Fund

Notes to  Financial Statements  (continued)
September 30, 2024

engaged (such as a reduction in the demand for products or services in a particular industry) or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
f.  Foreign Securities Risk:
Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
g.  Key Personnel Risk:
There may be only a limited number of securities professionals who have comparable experience to that of the Fund’s existing portfolio management team in the area of healthcare companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.
h.  Leverage Risk:
The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
i.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, trading and tariff arrangements, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
j.  REIT and Real Estate Risk:
Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions; reduced demand for commercial and office space; increased maintenance or tenant improvement costs to convert properties for other uses; default risk of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund's investments when the Fund invests in REITs.
k.  Restricted Securities and Valuation Risk:
Some of the Fund’s investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund’s fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company’s financial statements, the company’s products or intended markets, or the company’s technologies; and (iii) the price of a security sold at arm’s length in an issuer’s subsequent completed

abrdn World Healthcare Fund	29

Notes to  Financial Statements  (continued)
September 30, 2024

round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund’s portfolio, such Restricted Securities in the Fund’s portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund’s valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
l.  Risks Associated with the Fund’s Option Strategy:
The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Fund's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option's life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option plus the exercise price of the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option.
When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund's potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
m.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug.
The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third-party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations.
Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are

30	abrdn World Healthcare Fund

Notes to  Financial Statements  (continued)
September 30, 2024

unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology.
The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third-party payors to contain or reduce health care costs.
Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids.
Managed care companies are regulated at the federal, state, local and international levels. The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. A transformative overhaul of the U.S. healthcare system could impact the financial viability of managed care companies in which the Fund may invest.
Life Science and Tools Industry Risk.  Life science industries are characterized by limited product focus, rapidly changing technology, extensive government regulation, and intense competition.  In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Extensive regulation can delay cause delays in product development, which may disadvantage a company in an intensely competitive environment. These various factors may result in abrupt advances and declines in the securities prices of particular companies, and, in some cases, may have a broad effect on the prices of securities of companies in particular life science industries.
Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial cost related to product-related liabilities, interruptions at their data centers or client support facilities, claims for infringement or misappropriation of intellectual property rights of others, or infringement or misappropriation of their intellectual property.  Each of these may adversely impact the prices of securities of companies in the healthcare technology sector.
Additionally, the success of healthcare technology companies depends upon the recruitment and retention of key personnel. The failure to attract and retain qualified personnel could have a material adverse effect on healthcare technology companies’ prospects for long-term growth.
Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.
A substantial percentage of a healthcare services company’s service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs (“VA”), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.
Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions or are unable to successfully grow their business through marketing partnerships, their business may be materially and adversely affected.
Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

abrdn World Healthcare Fund	31

Notes to  Financial Statements  (continued)
September 30, 2024

Healthcare Facilities Sector Risk. A healthcare facility’s ability to negotiate favorable contracts significantly affects the revenues and operating results of such healthcare facilities. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.
Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility’s business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other regulatory changes which could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility’s overall business, financial condition, results of operations or cashflows.
Healthcare Equipment Sector Risk. The medical device markets are highly competitive and characterized by rapid change, which may affect a company’s ability to be competitive. They are also rigorously regulated and it is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to    litigation, and other adverse effects to operations.
Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may negatively impact the ability of healthcare equipment companies to sell current or future products.  Quality problems with the processes, goods and services of a healthcare equipment company could harm the company’s reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive and in an industry that is highly regulated and often subject to legal proceedings. Due to the nature of the business of healthcare distribution companies, each of the above may have an adverse impact on the securities prices of companies in the healthcare distribution sector.
Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.
n.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
o.  Venture Capital Investments Risk:
The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a “start-up” stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional “follow-on” capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.
These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund’s investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody’s, they may be rated as low as “C” in the rating categories established by S&P and Moody’s. Such securities are commonly referred to as “junk bonds” and are considered, on balance, as predominantly speculative.

32	abrdn World Healthcare Fund

Notes to  Financial Statements  (continued)
September 30, 2024

11.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

12.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of September 30, 2024, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$578,464,416	$95,831,777	$(64,486,244)	$31,345,533
The tax character of distributions paid during the fiscal years ended September 30, 2024 and September 30, 2023 was as follows:
	September 30, 2024	September 30, 2023
Distributions paid from:
Ordinary Income	$4,730,972	$-
Net Long-Term Capital Gains	1,500,569	30,796,582
Return of Capital	47,316,391	22,189,522
Total tax character of distributions	$53,547,932	$52,986,104
Amounts listed as “–” are $0 or round to $0.
As of September 30, 2024, the components of accumulated earnings on a tax basis were as follows:
Undistributed Ordinary Income	$-
Undistributed Long-Term Capital Gains	-
Total undistributed earnings	$-
Accumulated Capital and Other Losses	$(920,716)
Capital loss carryforward	$-*
Other currency gains	-
Other Temporary Differences	-
Unrealized Appreciation/(Depreciation)	31,484,193**
Total accumulated earnings/(losses) – net	$30,563,477
Amounts listed as “–” are $0 or round to $0.
*	During the fiscal year ended September 30, 2024, the Fund did not utilize a capital loss carryforward.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between the tax deferral of wash sales and Milestone installment sale adjustments.
GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to prior year post-financial statement adjustments. These reclassifications have no effect on net assets or net asset values per share.
Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
$(154,729)	$154,729

abrdn World Healthcare Fund	33

Notes to  Financial Statements  (concluded)
September 30, 2024

13.  Subsequent Events
Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2024, other than as noted below.
On October 9, 2024 and November 11, 2024, the Fund announced that it will pay on October 31, 2024 and November 29, 2024 a distribution of $0.1167 per share to all shareholders of record as of October 24, 2024 and November 21, 2024.

34	abrdn World Healthcare Fund

Report of Independent Registered Public Accounting Firm

To the  Shareholders and Board of Trustees
abrdn World Healthcare Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of abrdn World Healthcare Fund (the Fund), including the portfolio of investments, as of September 30, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the three-year period ended September 30, 2022 were audited by other independent registered public accountants whose report, dated November 21, 2022, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian, respective portfolio company, or brokers, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Columbus, Ohio
November 29, 2024
abrdn World Healthcare Fund	35

Federal Tax Information: Dividends and Distributions  (Unaudited)

Designation Requirements
Of the distributions paid by the Fund from ordinary income for the year ended September 30, 2024, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.
Dividends Received Deduction 93.53%
Qualified Dividend Income 100.00%
$1,500,569 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.
The above amounts are based on the best available information at this time. In early 2025, the Fund will notify applicable shareholders of final amounts for use in preparing 2024 U.S. federal income tax forms.
36	abrdn World Healthcare Fund

Supplemental Information (Unaudited)

Results of Annual Meeting of Shareholders
The Annual Meeting of Shareholders was held on June 25, 2024. The description of the proposal and number of shares voted at the meeting are as follows:
Shareholders approved the election of two Class C Trustees to the Board:
	Number of Votes Cast For	Percentage of Votes Cast For	Number of Votes Cast Against/ Withheld	Percentage of Votes Cast Against/ Withheld
Jeffrey A. Bailey	27,031,680	97.0%	824,237	3.0%
C. William Maher	26,893,557	96.5%	962,360	3.5%
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Additional Information Regarding the Fund (Unaudited)

RECENT CHANGES
The following information is a summary of certain changes during the fiscal year ended September 30, 2024. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund’s investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by the Fund’s shareholders (the “Shareholders”), (ii) no material changes to the Fund’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control that have not been approved by Shareholders; except as follows:
Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund
Jason Akus, M.D./M.B.A., Ashton L. Wilson, Christopher Abbott, Robert Benson, Kelly Girskis, Ph.D., Richard Goss, and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Akus exercises ultimate decision-making authority with respect to investments.
On March 21, 2024, the Fund announced the appointment of Dr. Akus as co-lead portfolio manager as part of the orderly transition of Dr. Daniel Omstead’s responsibilities as the lead portfolio manager to the Fund.  Dr. Omstead continued to serve as the co-lead portfolio manager alongside Dr. Akus through May 31, 2024. Subsequently, Dr. Akus took over as lead portfolio manager and Dr. Omstead remained at abrdn to serve in an advisory role to Dr. Akus and the investment team until his departure on September 30, 2024.Christopher Seitz and Timothy Gasperoni ceased serving as members of the Fund’s portfolio management team effective as of December 22, 2023 and May 31, 2024, respectively.
INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES
The Fund’s investment objective is to seek current income and long-term capital appreciation.  The Fund’s investment objective is a non-fundamental policy and may be changed by the Board of Trustees of the Fund (the “Board”) upon 60 days' notice to the Fund’s shareholders ("Shareholders").
Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in U.S. and non-U.S. companies engaged in the healthcare industries including equity securities and debt securities. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). The Fund’s 80% policy may only be changed with 60 days’ prior notice to
Shareholders. The Fund will concentrate its investments in the healthcare industries.
A company will be deemed to be a healthcare company if, at the time the Fund makes an investment in the company, 50% or more of such company’s sales, earnings or assets arise from or are dedicated to healthcare products or services or medical technology activities. Healthcare companies may include companies in one or more of the following sub-sectors: pharmaceuticals, biotechnology, managed care, life science and tools, healthcare technology,healthcare services, healthcare supplies, healthcare facilities, healthcare equipment,healthcare distributors and Healthcare REITs (as defined herein). The Investment Adviser determines, in its discretion, whether a company is a healthcare company.
Under normal market conditions, the Fund expects to invest at least 40% of its Managed Assets in companies organized or located outside the United States or companies that do a substantial amount of business outside the United States. The Fund may invest up to 5% of its Managed Assets in securities of issuers located in emerging market countries (“Emerging Markets”). While the Fund may hedge its non-U.S. dollar exposure, it is currently expected to do so from time to time rather than continuously. The Investment Adviser may hedge its non-U.S. dollar exposure from 0%-100% at any given time, though it typically expects to do so between 0% and 50% of such exposure.
The Fund expects to invest 60-90% of its Managed Assets in equity securities (which may include common stock, preferred stock and warrants or other rights to acquire common or preferred stock). The Fund invests in foreign securities and may buy and sell currencies for the purpose of settlement of transactions in foreign securities. The Fund may invest up to30% of its Managed Assets in convertible securities, which may include securities that are noninvestment grade. The Fund may invest up to 20% of its Managed Assets as measured at the time of investment in non-convertible debt securities, including corporate debt obligations and debt securities that are rated noninvestment grade (that is, rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Ratings Group (“S&P”), or BB+ by Fitch, Inc. (“Fitch”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality) and not including convertible securities. The Fund may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody’s and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. The Fund’s investments in noninvestment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer’s

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capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities.
The Fund may invest in derivatives, including but not limited to options, futures, options on futures, forwards, swaps (including credit default, index, basis, total return, volatility and currency swaps), options on swaps and other derivatives. Initially, the Fund employs a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and,to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industries. This option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund’s shareholders and will be limited to 30% of the Fund’s Managed Assets. These option strategies are not always profitable. The sale of a covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. Therefore, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Fund. Other than the Fund’s option strategy and use of derivatives for hedging purposes, the Fund may invest up to 10% of its Managed Assets in derivatives.
The Fund may invest up to 10% of its Managed Assets in restricted securities, including private investments in public equity (“PIPEs”) and venture capital investments.
The Fund may invest up to 20% of its Managed Assets in healthcare REITs
The Fund may from time-to-time lend its portfolio securities but has terminated its Securities Lending program effective July 18, 2023.
RISK FACTORS
Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investors should consider the following Risk Factors and special considerations associated with investing in the Fund’s shares.
Portfolio Market Risk
The Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund’s shares will fluctuate with the market. You could lose some or all of your investment over short or long periods of time.
Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company’s stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.

Market Events Risk.
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the US Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments. The impact of the recent U.S. elections on such policies remains uncertain and policies supported by the new administration (or the reversal of policies supported by the previous administration) could impact U.S. interest rates or inflation or otherwise impact the Fund.

Security Market Risk—Discount to NAV
Shares of closed-end investment companies frequently trade at a discount from their NAV. The risk that the Fund’s common shares may trade at a discount is separate from the risk of a decline in the Fund’s NAV as a result of investment activities.
Whether shareholders will realize a gain or loss for federal income tax purposes upon the sale of their common shares depends upon whether the market value of the common shares at the time of sale is above or below the shareholder’s basis in such common shares, taking into account transaction costs, and it is not directly dependent upon the Fund’s NAV. Because the market price of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and

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other factors beyond the Fund’s control, the Fund cannot predict whether its common shares will trade at, below or above the NAV, or at, below or above the public offering price for the Fund’s common shares.

Equity Securities Risk
The Fund expects to invest 60-90% of its Managed Assets in equity securities. Equity risk is the risk that equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because,among other reasons, the issuer experiences a decline in its financial condition. The Fund’s expected investments in preferred stocks carries its own unique risks. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure,in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. In addition, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. The prices of preferred stock also tend to move upwards slower than common stock prices and the preferred stock may be substantially less liquid than common stock or other securities.

Convertible Securities Risk
Convertible Securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. When the market price of the underlying common stock approaches or is greater than the convertible security’s conversion price, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. The conversion prior is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. Consequently, a unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer but more risk than the issuer’s debt obligations.

Selection Risk
Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in healthcare industry equity securities may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Concentration in the Healthcare Industries
Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in securities of healthcare companies. As a result, the Fund’s portfolio will likely be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare, agricultural and environmental technology industries than a portfolio of companies representing a larger number of industries. The risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result of its concentration policy, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments. The healthcare industries can be volatile. The Fund may occasionally make investments in a company with the objective of controlling or influencing the management and policies of that company, which could potentially make the Fund more susceptible to declines in the value of the company’s stock. The Investment Adviser may seek control in public companies only occasionally and most often in companies with a small capitalization.
Healthcare companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Obtaining governmental approval from U.S. governmental agencies such as the Food and Drug Administration (the “FDA”), and from non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have abroad effect on the prices of securities of companies in particular healthcare industries.

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A concentration of investments in any healthcare industry or in healthcare companies generally may increase the risk and volatility of an investment company’s portfolio. Such volatility is not limited to the biotechnology industry, and companies in other industries maybe subject to similar abrupt movements in the market prices of their securities. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Fund may invest will not occur, or that such declines will not adversely affect the NAV or the price of the shares.
Intense competition exists within and among certain healthcare industries, including competition to obtain and sustain proprietary technology protection, including patents, trademarks and other intellectual property rights, upon which healthcare companies can be highly dependent for maintenance of profit margins and market exclusivity. Accordingly, such companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The complex nature of the technologies involved can lead to patent disputes, including litigation that maybe costly and that could result in a company losing an exclusive right to a patent.
With respect to healthcare industries, cost containment measures already implemented by national governments, state or provincial governments and the private sector have adversely affected certain sectors of these industries. The implementation of the Affordable Care Act (“ACA”) has created increased demand for healthcare products and services, but potential changes to the ACA and future healthcare laws and regulations may impact demand for healthcare products and services and has had or may have an adverse effect on some companies in the healthcare industries. Increased emphasis on managed care in the United States and a shift toward value based payment models may put pressure on the price and usage of products sold by healthcare companies in which the Fund may invest and may adversely affect the sales and revenues of healthcare companies.
Product development efforts by healthcare companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those healthcare companies.
Certain healthcare companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. A product liability claim may have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.
All of these factors as well as others may cause the value of the Fund’s shares to fluctuate significantly over relatively short periods of time.

Pharmaceutical Sector Risk
The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.
The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug. Pharmaceutical companies may be susceptible to product obsolescence. Pharmaceutical companies also face challenges posed by the increased presence of counterfeit pharmaceutical products, which may negatively impact revenues and patient confidence. Many pharmaceutical companies face intense competition from new products and less costly generic products. Moreover, the process for obtaining regulatory approval by the FDA or other U.S. and non-U.S. governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.
The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of pharmaceutical companies to comply with applicable laws and regulations can result in the imposition of civil and criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.
Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third party payors, such as Medicare, Medicaid, private health insurance plans and health

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maintenance organizations. Third-party payors are increasingly challenging the price and cost-effectiveness of many medical products.
Significant uncertainty exists as to the reimbursement status of health care products, and there can be no assurance that adequate third-party coverage will be available for pharmaceutical companies to obtain satisfactory price levels for their products.
The international operations of many pharmaceutical companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, a pharmaceutical company’s valuation can often be based largely on the potential or actual performance of a limited number of products. A pharmaceutical company’s valuation can also be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Such companies also may be characterized by thin capitalization and limited markets, financial resources or personnel, as well as dependence on wholesale distributors. The stock prices of companies in the pharmaceutical industry have been and will likely continue to be extremely volatile.

Biotechnology Industry Risk
The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.
The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology.
Moreover, the process for obtaining regulatory approval by the FDA or other U.S. and non-U.S. governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.
The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of biotechnology companies to comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.
Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services.
Biotechnology companies will continue to be affected by the efforts of governments and third party payors to contain or reduce health care costs. For example, certain foreign markets control pricing or profitability of biotechnology products and technologies. In the United States, there has been, and there will likely continue to be, a number of federal and state proposals to implement similar controls.
A biotechnology company’s valuation could be based on the potential or actual performance of a limited number of products and could be adversely affected if one of its products proves unsafe, ineffective or unprofitable. Such companies may also be characterized by thin capitalization and limited markets, financial resources or personnel. The stock prices of companies involved in the biotechnology sector have been and will likely continue to be extremely volatile.

Managed Care Sector Risk
Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids. These factors may include medical cost inflation, increased use of services, increased cost of individual services, natural catastrophes or other large-scale medical emergencies, epidemics, the introduction of new or costly treatments and technology, new mandated benefits (such as the expansion of essential benefits coverage) or other regulatory changes and insured population characteristics. Relatively small differences between predicted and actual medical costs or utilization rates as a percentage of revenues can result in significant changes in financial results.
Managed care companies are regulated at the federal, state, local and international levels. Insurance and Health Maintenance Organization (“HMO”) subsidiaries must be licensed by and are subject to the regulations of the jurisdictions in which they conduct business. U.S.

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health plans and insurance companies are also regulated under state insurance holding company regulations, and some of their activities may be subject to other health care-related regulations. The health care industry is also regularly subject to negative publicity, including as a result of governmental investigations, adverse media coverage and political debate surrounding industry regulation. Negative publicity may adversely affect stock price, damage the reputation of managed care companies in various markets or foster an increasingly active regulatory environment, which, in turn, could further increase the regulatory burdens under which such companies operate and their costs of doing business.
The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. The ACA includes guaranteed coverage and expanded benefit requirements, eliminates pre-existing condition exclusions and annual and lifetime maximum limits, restricts the extent to which policies can be rescinded, establishes minimum medical loss ratios, creates a federal premium review process, imposes new requirements on the format and content of communications (such as explanations of benefits) between health insurers and their members, grants to members new and additional appeal rights, and imposes new and significant taxes on health insurers and health care benefits.
New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. Health plans and insurance companies could face meaningful disruption or disintermediation if the U.S. migrates to a single payer healthcare system where the government acts as the sole payer of healthcare services for the entire population. A transformative overhaul of the U.S. healthcare system could impact the financial viability of managed care companies in which the Fund may invest.
Managed care companies contract with physicians, hospitals, pharmaceutical benefit service providers, pharmaceutical manufacturers, and other health care providers for services. Such companies’ results of operations and prospects are substantially dependent on their continued ability to contract for these services at competitive prices. Failure to develop and maintain satisfactory relationships with health care providers, whether in-network or out-of-network, could materially and adversely affect business, results of operations, financial position and cash flows.

Life Science and Tools Industry Risk
Life sciences industries are characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Obtaining governmental approval from agencies such as the FDA, the U.S. Department of Agriculture and other U.S. and non-U.S. governmental agencies for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Fund. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries.
Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life sciences companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. Accordingly, such companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of life sciences companies may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by life sciences companies in which the Fund invests and may also prove to be more successful in production and marketing. Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.
With respect to healthcare, cost containment measures already implemented by national governments, state or provincial governments, international organizations and the private sector have adversely affected certain sectors of these industries. Increased emphasis on managed care in the United States may put pressure on the price and usage of products sold by life sciences companies in which the Fund may invest and may adversely affect the sales and revenues of life sciences companies.
Product development efforts by life sciences companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released,

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governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those life sciences companies.
Certain life sciences companies in which the Fund may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Fund has invested.

Healthcare Technology Sector Risk
Companies in the healthcare technology sector may incur substantial costs related to product-related liabilities. Many of the software solutions, health care devices or services developed by such companies are intended for use in collecting, storing and displaying clinical and health care-related information used in the diagnosis and treatment of patients and in related health care settings such as admissions, billing, etc. The limitations of liability set forth in the companies’ contracts may not be enforceable or may not otherwise protect these companies from liability for damages. Healthcare technology companies may also be subject to claims that are not covered by contract, such as a claim directly by a patient. Although such companies may maintain liability insurance coverage, there can be no assurance that such coverage will cover any particular claim that has been brought or that may be brought in the future, that such coverage will prove to be adequate or that such coverage will continue to remain available on acceptable terms, if at all.
Healthcare technology companies may experience interruption at their data centers or client support facilities. The business of such companies often relies on the secure electronic transmission, data center storage and hosting of sensitive information, including protected health information, financial information and other sensitive information relating to clients, company and workforce. In addition, such companies may perform data center and/or hosting services for certain clients, including the storage of critical patient and administrative data and support services through various client support facilities. If any of these systems are interrupted, damaged or breached by an unforeseen event or actions of a third party, including a cyber-attack, or fail for any extended period of time, it could have a material adverse impact on the results of operations for such companies.
The proprietary technology developed by healthcare technology companies may be subject to claims for infringement or misappropriation of intellectual property rights of others, or may be infringed or misappropriated by others. Despite protective measures and intellectual property rights, such companies may not be able to adequately protect against theft, copying, reverse-engineering, misappropriation, infringement or unauthorized use or disclosure of their intellectual property, which could have an adverse effect on their competitive position. In addition, these companies are routinely involved in intellectual property infringement or misappropriation claims and it is expected that this activity will continue or even increase as the number of competitors, patents and patent enforcement organizations in the healthcare technology market increases, the functionality of software solutions and services expands, the use of open-source software increases and new markets such as health care device innovation, health care transactions, revenue cycle, population health management and life sciences are entered into. These claims, even if not meritorious, are expensive to defend and are often incapable of prompt resolution.
The success of healthcare technology companies depends upon the recruitment and retention of key personnel. To remain competitive, such companies must attract, motivate and retain highly skilled managerial, sales, marketing, consulting and technical personnel, including executives, consultants, programmers and systems architects skilled in healthcare technology, health care devices, health care transactions, population health management, revenue cycle and life sciences industries and the technical environments in which solutions, devices and services are needed. Competition for such personnel in the healthcare technology sector is intense in both the United States and abroad. The failure to attract additional qualified personnel could have a material adverse effect on healthcare technology companies’ prospects for long-term growth.

Healthcare Services Sector Risk
The operations of healthcare services companies are subject to extensive federal, state and local government regulations, including Medicare and Medicaid payment rules and regulations, federal and state anti-kickback laws, the physician self-referral law (“Stark Law”) and analogous state self-referral prohibition statutes, Federal Acquisition Regulations, the False Claims Act and federal and state laws regarding the collection, use and disclosure of patient health information and the storage, handling and administration of pharmaceuticals. The Medicare and Medicaid reimbursement rules related to claims submission, enrollment and licensing requirements, cost reporting, and payment processes impose complex and extensive requirements upon dialysis providers as well. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.

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A substantial percentage of a healthcare services company’s service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs (“VA”), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.
Adverse economic conditions could adversely affect the business and profitability of healthcare services companies. Among other things, the potential decline in federal, non-U.S. government and state revenues that may result from such conditions may create additional pressures to contain or reduce reimbursements for services from Medicare, Medicaid and other government sponsored programs. Increasing job losses or slow improvement in the unemployment rate in the United States and elsewhere as a result of adverse or recent economic conditions may result in a smaller percentage of patients being covered by an employer group health plan and a larger percentage being covered by lower paying Medicare and Medicaid programs. Employers may also select more restrictive commercial plans with lower reimbursement rates. To the extent that payors are negatively impacted by a decline in the economy, healthcare services companies may experience further pressure on commercial rates, a further slowdown in collections and a reduction in the amounts they expect to collect. In addition, uncertainty in the financial markets could adversely affect the variable interest rates payable under credit facilities or could make it more difficult to obtain or renew such facilities or to obtain other forms of financing in the future, if at all. Any or all of these factors, as well as other consequences of the adverse economic conditions which cannot currently be anticipated, could have a material adverse effect on a healthcare services company’s revenues, earnings and cash flows and otherwise adversely affect its financial condition.

Healthcare Supplies Sector Risk
If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions, their business may be materially and adversely affected. In addition, if these companies are unable to successfully grow their businesses through marketing partnerships and acquisitions, their business may be materially and adversely affected.
Consolidation of healthcare providers has increased demand for price concessions and caused the exclusion of suppliers from significant market segments. It is expected that market demand, government regulation, third-party reimbursement policies, government contracting requirements and societal pressures will continue to change the worldwide healthcare industry, resulting in further business consolidations and alliances among customers and competitors. This may exert further downward pressure on the prices of healthcare supplies companies’ products and adversely impact their businesses, financial conditions or results of operations.
Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

Healthcare Facilities Sector Risk
A healthcare facility’s ability to negotiate favorable contracts with HMOs, insurers offering preferred provider arrangements and other managed care plans significantly affects the revenues and operating results of such healthcare facilities. In addition, private payers are increasingly attempting to control health care costs through direct contracting with hospitals to provide services on a discounted basis, increased utilization reviews and greater enrollment in managed care programs, such as HMOs and Preferred Provider Organizations (“PPOs”). The trend toward consolidation among private managed care payers tends to increase their bargaining power over prices and fee structures. Non-government payers may increasingly demand reduced fees. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.
Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility’s business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other statutory and regulatory changes, administrative rulings, interpretations and determinations concerning patient eligibility requirements, funding levels and the method of calculating payments or reimbursements, among other things, requirements for utilization review, and federal and state funding restrictions. All of these could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility’s overall business, financial condition, results of operations or cash flows.
Healthcare facilities are adversely affected by uninsured and underinsured patients, as well as a growing mix of Medicare and Medicaid patients that typically have lower reimbursement rates than commercial managed care patients As a result, healthcare facilities

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continue to experience a shift in payer mix and a high level of uncollectible accounts, which could worsen if there is an increase in unemployment. Healthcare facilities may continue to experience significant levels of bad debt expense and may have to provide uninsured discounts and charity care for undocumented immigrants who are not permitted to enroll in a health insurance exchange or government health care program. The trend of higher co-pays and deductibles and a focus on migrating healthcare utilization to lower cost sites of care, may also pressure volumes and revenue at certain healthcare facilities which could adversely impact the financial condition of hospitals and facilities with high fixed cost structures.

Healthcare Equipment Sector Risk
The medical device markets are highly competitive and a healthcare equipment company many be unable to compete effectively. These markets are characterized by rapid change resulting from technological advances and scientific discoveries.
Development by other companies of new or improved products, processes, or technologies may make a healthcare equipment company’s products or proposed products less competitive. In addition, these companies face competition from providers of alternative medical therapies such as pharmaceutical companies.
Medical devices and related business activities are subject to rigorous regulation, including by the FDA, U.S. Department of Justice (“DOJ”), and numerous other federal, state, and foreign governmental authorities. These authorities and members of Congress have been increasing their scrutiny of the healthcare equipment industry. In addition, certain states have passed or are considering legislation restricting healthcare equipment companies’ interactions with health care providers and requiring disclosure of certain payments to them. It is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to litigation, and other adverse effects to operations.
Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may result in the payment of significant monetary damages and/or royalty payments, may negatively impact the ability of healthcare equipment companies to sell current or future products, or may prohibit such companies from enforcing their patent and other proprietary rights against others.
Quality problems with the processes, goods and services of a healthcare equipment company could harm the company’s reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality is extremely important to healthcare equipment companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.

Healthcare Distributors Sector Risk
Companies in the healthcare distribution sector operate in markets that are highly competitive. Because of competition, many of these companies face pricing pressures from customers and suppliers. If these companies are unable to offset margin reductions caused by pricing pressures through steps such as effective sourcing and enhanced cost control measures, the financial condition of such companies could be adversely affected. In addition, the healthcare industry has continued to consolidate. Further consolidation among customers and suppliers (including branded pharmaceutical manufacturers) could give the resulting enterprises greater bargaining power, which may adversely impact the financial condition of companies in the healthcare distribution sector.
Fewer generic pharmaceutical launches or launches that are less profitable than those previously experienced may have an adverse effect on the profits of companies in the healthcare distribution sector. Additionally, prices for existing generic pharmaceuticals generally decline over time, although this may vary. Price deflation on existing generic pharmaceuticals may have an adverse effect on company profits. With respect to branded pharmaceutical price appreciation, if branded manufacturers increase prices less frequently or by amounts that are smaller than have been experienced historically, healthcare distribution companies may profit less from branded pharmaceutical agreements.
The healthcare industry is highly regulated, and healthcare distribution companies are subject to regulation in the United States at both the federal and state level and in foreign countries. If healthcare distribution companies fail to comply with these regulatory requirements, the financial condition of such companies could be adversely affected.
Due to the nature of the business of healthcare distribution companies, such companies may from time to time become involved in disputes or legal proceedings. For example, some of the products that these companies distribute may be alleged to cause personal injury or violate the intellectual property rights of another party, subjecting such companies to product liability or infringement claims. Litigation is inherently unpredictable, and the unfavorable resolution of one or more of these legal proceedings could adversely affect the cash flows and balance sheets of healthcare distribution companies. Pharmaceutical distributors currently face lawsuits related to the abuse of opioid medications in the United States. The allegations include that pharmaceutical distributors failed to provide effective

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controls around the quantities of opioid medications distributed to certain pharmacies, failed to properly prevent the diversion of medications and failed to report suspicious orders. Pharmaceutical distributors are in discussions with federal, state and local jurisdictions related to their role in the distribution of opioid pharmaceuticals and it is possible that they will be required to pay multi-billion dollar settlements related to the ongoing litigation.
Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.

Risks Associated with Regulatory and Policy Changes
At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. In particular, changes to U.S. healthcare policy could affect the Fund and its investments. The affordability of healthcare in the U.S. will remain a topic of debate, and proposals, laws and regulations to reduce the costs of healthcare products and services could adversely impact healthcare companies that the Fund invests in.

Foreign Securities Risk
Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to Shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
The Fund may invest in foreign securities which take the form of sponsored and unsponsored American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), European depositary receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter (“OTC”) market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Investments in ADRs are also subject to foreign securities risk. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the

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remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries. At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. In particular, changes to U.S. healthcare policy could affect the Fund and its investments.
The Fund may invest in securities of issuers located in Emerging Markets. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging Markets are generally located in Africa, Asia, the Middle East, Eastern Europe and Central and South America. Investments in securities of issuers located in Emerging Markets may be subject to heightened risks, including relative illiquidity, price volatility and potential restrictions on repatriation of investment capital and income. The Fund’s purchase and sale of portfolio securities in Emerging Markets may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, or its affiliates and respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain Emerging Markets is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain Emerging Markets is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.
Many Emerging Markets have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other Emerging Markets have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those Emerging Markets.
Economies in Emerging Markets generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many Emerging Markets are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other Emerging Markets have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some Emerging Markets. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in Emerging Markets involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.
The Fund’s investment in Emerging Markets may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.
Settlement procedures in Emerging Markets are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio

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securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by the Fund in Emerging Markets may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in Emerging Markets are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in Emerging Markets may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes. In addition, the impact of the economic and public health crisis in emerging market countries may be greater due to their generally less established healthcare systems and capabilities with respect to fiscal and monetary policies, which may exacerbate other pre-existing political, social and economic tasks.
The Fund’s use of foreign currency management techniques in Emerging Markets may be limited. A significant portion of the Fund’s currency exposure in Emerging Markets may not be covered by these techniques.

Forward Contract Risk
Forward contracts involve the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other asset at a specified price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Fund may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. For example, this technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, an imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Fund’s investment objective, such as when the Investment Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s portfolio. There is no requirement that the Fund hedge all or any portion of its exposure to foreign currency risks.
Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Investment Adviser due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Adviser would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund will be exposed to credit risks with regard to counterparties with whom they trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund.

Derivatives Risk
The Fund may invest in derivative instruments including options, futures, options on futures, forwards, swaps (including credit default, index, basis, total return, volatility and currency swaps), options on swaps and other derivatives, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. The Fund intends to employ a strategy of writing (selling) covered call options on a portion of the common stocks in its portfolio, writing (selling) put options on a portion of the common stocks in its portfolio and, to a lesser extent, writing (selling) covered call and writing (selling) put options on indices of securities and sectors of securities generally within the healthcare industry. This

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option strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund’s shareholders and will be limited to 30% of the Fund’s Managed Assets. These option strategies are not always profitable. The sale of a covered call option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible loss due to continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. To the extent the Fund writes a covered put option, the Fund has assumed the obligation during the option period to purchase the security or securities from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Fund that writes a put option may be required make payment for such investment at the exercise price. This may result in losses to the Fund and may result in the Fund holding securities for some period of time when it is disadvantageous to do so. Therefore, the Investment Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Fund. Other than the Fund’s option strategy and use of derivatives for hedging purposes, the Fund may invest up to 10% of its Managed Assets in derivatives. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large adverse impact on Fund performance.
Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC nonstandardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators or their withdrawal from the markets, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent the Fund from liquidating these positions at an advantageous time or price, subjecting the Fund to the potential of greater losses. Losses from investments in derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. Losses may also arise if the Fund receives or posts cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from the
Fund's investment of the counterparty’s cash collateral or for any loss that might result from the investment of cash collateral that is an asset of the Fund. The use of these derivatives trading techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful. Trading in derivative instruments can increase the Fund’s exposure to leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Fund and could cause the Fund’s net asset value to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature in derivative instruments.
Derivatives markets have been subject to increased regulation over the past several years, which may continue, and consequently, may make derivatives trading more costly, may limit the availability of and reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. Such potential adverse future developments could increase the risks reduce the effectiveness of the Fund’s derivative transactions, and cause the Fund to lose value.

Risks Associated with the Fund’s Option Strategy
The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Fund’s option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option’s life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund’s portfolio appreciate in value above the exercise price of the option by

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an amount that exceeds the premium received on the option plus the exercise price of the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option.
When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Interest Rate Risk
Prices of fixed-income securities generally rise and fall in response to interest rate changes. Generally, the prices of fixed-rate instruments held by the Fund will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate instruments held by the Fund can be expected to rise. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. The longer the duration, or price sensitivity to changes in interest rates, of the security, the more sensitive the security is to this risk. In typical market interest rate environments, the prices of longer-term fixed-rate instruments tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate instruments. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on the Fund’s investments and the markets where it trades.
The risks attendant to changing interest rate environments have been, and continue to be, magnified in the current economic environment. To combat rising inflation, the Board of Governors of the Federal Reserve System increased the federal funds rate several times in 2022 and 2023; however, the Board of Governors of the Federal Reserve System decreased the federal funds rate in 2024, and the future of interest rates remains uncertain.

REIT Risk
REITs whose underlying properties are concentrated in a particular industry, such as the healthcare industry, or geographic region are subject to risks affecting such industries or regions. The securities of
REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Credit/Default Risk
Loans and other debt obligation investments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of the shares and income distributions. The value of loans and other income investments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Because the Fund invests in non-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade instruments are generally more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of loans or other income investments, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel and incur additional costs.

Non-Investment Grade Securities Risk
The Fund may invest in securities that are rated, at the time of investment, non-investment grade quality (rated “Ba/BB+/BB+” or below by Moody’s, S&P or Fitch, respectively), or securities that are unrated but determined to be of comparable quality by the Investment Adviser. The Fund may invest up to 15% of its Managed Assets in non-convertible debt securities that are, at the time of investment, rated Caa1 or lower by Moody’s and CCC+ or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. Such securities are subject to a very high credit risk. Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and

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repay principal, and are commonly referred to as “junk bonds.” Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Non-investment grade securities may be particularly susceptible to economic downturns, specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity. An economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. Non-investment grade securities, though higher yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for non-investment grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in non-investment grade securities, you could lose money on your investment in shares of the Fund, both in the short-term and the long-term.

Counterparty Risk
Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of a clearing house, might not be available in connection with uncleared OTC transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising. If a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

Regulation as a “Commodity Pool”
The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). For the Investment Adviser to continue to qualify for the exclusion under CFTC Regulation 4.5 with respect to the Fund, the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the Commodity Exchange Act of 1936, as amended (“CEA”) (other than positions entered into for hedging purposes) may not exceed five percent of the Fund’s liquidation value or, alternatively, the net notional value of the Fund’s aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of the Fund’s liquidation value. In the event the Investment Adviser fails to qualify for the exclusion with respect to the Fund and is required to register as a “commodity pool operator,” it will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Failure of Futures Commission Merchants and Clearing Organizations
The Fund may deposit funds required to margin open positions in derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk

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that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.
Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Liquidity Risk
Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The continued liquidity of such securities may not be as well assured as that of publicly traded securities. During certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Equity-Linked Notes
Equity-linked notes (“ELNs”) are hybrid securities with characteristics of both fixed income and equity securities. An ELN is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. The interest payment on an ELN may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. ELNs generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk. Additionally, because the Fund may use ELNs as an alternative or complement to its options strategy, the use of ELNs in this manner would expose the Fund to the risk that such ELNs will not perform as anticipated, and the risk that the use of ELNs will expose the Fund to different or additional default and counterparty risk as compared to a similar investment executed in an options strategy.

PIPEs Risk
PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. The Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the offering of the securities in a PIPE transaction is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the Commission’s preparedness to declare the resale registration statement effective covering the resale of the shares sold in the private financing and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.

Venture Capital Investments Risk
The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a “start-up” stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional “follow-on” capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and

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development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.
These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund’s investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody’s, they may be rated as low as “C” in the rating categories established by S&P and Moody’s. Such securities are commonly referred to as “junk bonds” and are considered, on balance, as predominantly speculative.

ETFs Risk
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Leverage Risk
The Fund uses financial leverage for investment purposes. The Fund may issue preferred shares, borrow money and/or issue debt securities (“traditional leverage”). The Fund uses traditional leverage through a credit facility representing up to 20% of the Fund’s Managed Assets as measured at the time when leverage is incurred. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, forward contracts, securities lending, short sales, and other derivative transactions, that have similar effects as leverage (collectively referred to as “effective leverage”). Furthermore, at no time will the Fund’s use of leverage, either through traditional leverage or effective leverage, exceed 30% of the Fund’s Managed Assets as measured at the time when leverage is incurred. Notwithstanding the foregoing, effective leverage incurred through the Fund’s option strategy and use of derivatives for hedging purposes will not be counted toward the Fund’s limit on the use of effective leverage or in the overall 30% leverage limitation.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the NAV, market price and distributions of the Fund and the asset coverage for preferred shares, if any. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares, or to redeem preferred shares when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in NAV could affect the ability of the Fund to make distributions and such a failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, as amended.
Other risks and special considerations include the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the shareholders; the effects of leverage in a declining market, which are likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares. If the Fund uses leverage, the amount of fees paid to the Investment Adviser for its services will be higher than if the Fund did not use leverage because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage. Therefore, the Investment Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Investment Adviser and common shareholders, as only the Fund’s common shareholders would bear the fees and expenses incurred through the Fund’s use of leverage, including the issuance of Preferred shares, if any. Leverage may increase operating costs, which may reduce total return.

Effects of Leverage
The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the revolving credit facility, as of September 30, 2024 as a percentage of total Managed Assets (including assets attributable to such leverage), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities

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under the 1940 Act, such as covered reverse repurchase agreements or other derivative instruments, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with borrowings used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Assumed annual returns on the Fund's portfolio (net of expenses)	(10%)	(5%)	0%	5%	10%
Corresponding return of shareholder	(14.0%)	(7.8%)	(1.6%)	4.6%	10.9%
Based on estimated indebtedness of $120,000,000 (representing approximately 19.6% of the Fund's Managed Assets as of September 30, 2024), and a weighted average annual interest rate of 6.49% (effective weighted interest rate on the revolving credit facility as of September 30, 2024), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 1.27% to cover annual interest payments on the estimated debt.
Common share total return is composed of two elements—the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund's portfolio and not the actual performance of the Fund's shares, the value of which is determined by market forces and other factors.Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Restricted Securities and Valuation Risk
Some of the Fund’s investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund’s fair value methodology includes the examination of, among other things, the existence of any contractual restrictions on the disposition of the securities; information obtained from the issuer which may include an analysis of the company’s financial statements, the company’s products or intended markets, or the company’s technologies; and (iii) the price of a security sold at arm’s length in an issuer’s subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund’s portfolio, such Restricted Securities in the Fund’s portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund’s valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment, while employing a consistently applied valuation process for the types of investments the Fund makes.

Management Risk
The Fund’s ability to achieve its investment objective is directly related to the Investment Adviser’s investment strategies for the Fund. The value of your investment in the Fund’s common shares may vary with the effectiveness of the research and analysis conducted by the Investment Adviser and its ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Investment Adviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objective.

Key Personnel Risk
There may be only a limited number of securities professionals who have comparable experience to that of the Fund’s existing portfolio management team in the area of healthcare companies. If one or more of the team members dies, resigns, retires or is otherwise unable

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to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.

Anti-Takeover Provisions Risk
The Fund’s Amended and Restated Declaration of Trust (“Declaration of Trust”), dated March 5, 2015, as amended, has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Fund,(2) cause it to engage in certain transactions, or (3) modify its structure. The By-Laws also contain provisions regarding qualifications for nominees for Trustee positions, advance notice of Shareholder proposals, and requirements for the call of special Shareholder meetings. These provisions may be considered “anti-takeover” provisions.

Related Party Transactions Risk
The Fund may be subject to certain potential conflicts of interest. Although the Fund has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about healthcare companies and the healthcare industries. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Fund in restricted securities under certain conditions. The Fund also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Fund have invested, or for which they serve as directors or executive officers. The Investment Company Act prohibits the Fund from engaging in certain transactions involving its “affiliates,” including, among others, the Fund’s Trustees, officers and employees, the Investment Adviser and any “affiliates” of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may, in some instances, be viewed to be affiliates of the Fund. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Fund from making certain investments and no assurance can be given that any exemptive order sought by the Fund will be granted.

Government Intervention
Instability in the financial markets has led the U.S. government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities, which can happen again in the future. Federal, state, and foreign governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Market Disruption and Geopolitical Risk
The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural/environmental disasters, pandemics, epidemics, terrorism, armed conflicts, cyber-attacks, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. A disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund’s operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the shares. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the shares or the NAV of the Fund.
Social, political, economic and other conditions and events, such as natural/environmental disasters, health emergencies (e.g., epidemics and pandemics such as COVID-19, avian influenza and HINI/09), cyber-attacks, terrorism, actual or threatened wars or other armed conflicts (such as the Russia/Ukraine war and Middle East conflicts), may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. These impacts could negatively affect the Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed, complying with such restrictions may prevent the Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact the Fund’s ability to achieve its investment

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objective, prevent the Fund from receiving payments otherwise due it, increase diligence and other similar costs to the Fund, render valuation of affected investments challenging, or require the Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if these types of events persist for an extended period of time. These types of events, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Investment Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Investment Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.
Systemic risk event and/or resulting government actions in the financial markets can negatively impact the Funds, for example, through less credit being available to issuers or uncertainty regarding safety of deposits at other institutions. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts.

Potential Conflicts of Interest Risk
The Investment Adviser’s investment team is responsible for managing the Fund as well as three other closed-end investment companies. In the future, the investment team may manage other funds and accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. In the future, a portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds or accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
Special Purpose Acquisition Company Risk
The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders, unless such shareholders approve alternative arrangements. Investments in SPACs may be illiquid and/or be subject to restrictions on resale.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The Fund has adopted the following fundamental restrictions, which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).
For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings), all percentage limitations apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market conditions does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis.
The Fund may not:
1.	Invest 25% or more of its Managed Assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities); except that the Fund will invest more than 25% of its Managed Assets in companies conducting their principal business in healthcare industries.
2.	Purchase or sell commodities or commodities contracts. The prohibition on the purchase or sale of commodities applies to the purchase or sale of “physical” commodities; the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs,

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ETNs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity.
3.	Purchase or sell real estate; although the Fund may purchase and sell securities or instruments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts and mortgage-related securities, and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.
4.	Underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio securities, the Fund may be deemed an underwriter under federal or state securities law.
5.	Issue senior securities to the extent such issuance would violate applicable law.
6.	Borrow money, except as permitted by the Investment Company Act, or interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction.
7.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund, except as may be necessary in connection with permitted borrowings under 6 above.
8.	Make loans of money, except (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies, or (b) as may otherwise be permitted by the Investment Company Act, as amended from time to time, the rules and regulation promulgated by the
Commission under the Investment Company Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time. The Fund reserves the authority to enter into repurchase agreements, reverse repurchase agreements and to make loans of its portfolio securities to qualified institutional investors, brokers, dealers, banks or other financial institutions, so long as the terms of the loans are not inconsistent with the requirements of the Investment Company Act.
In addition, the Fund has adopted the following investment policies, which may be changed by the action of the Board without Shareholder approval:
1.	The Fund, under normal circumstances, will have at least 80% of its Managed Assets invested in Healthcare Companies. This investment policy may only be changed with 60 days’ prior notice to Shareholders.
2.	The Fund may invest up to 10% of the Fund’s Managed Assets in Restricted Securities.
Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio. Other than the restrictions identified above as fundamental, the Fund’s investment objective, policies and restrictions may be changed without Shareholder approval.

58	abrdn World Healthcare Fund

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund's share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

abrdn World Healthcare Fund	59

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

60	abrdn World Healthcare Fund

Management of the Fund  (Unaudited)
As of September 30, 2024

The names, years of birth and business addresses of the Board Members and officers of the Fund as of the most recent fiscal year end, their principal occupations during at least the past five years, the number of portfolios each Board Member oversees and other directorships they hold are provided in the tables below. Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's Advisers are included in the table below under the heading “Interested Board Members.” Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Member
Christian Pittard*** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Vice President and Class A Trustee	Term expires 2025; Trustee since 2024	Mr. Pittard is Head of Closed End Funds for abrdn responsible for the US and UK businesses. He is also Managing Director of Corporate Finance having done a significant number of closed end fund transactions in the US and UK since joining abrdn in 1999. Previously, he was Head of the Americas and the North American Funds business based in the US.	12 Registrants consisting of 12 Portfolios	None.
Independent Board Members
Jeffrey A. Bailey c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1962	Class C Trustee	Term expires 2024; Trustee since 2020	Mr. Bailey was the CEO of IllummOss Inc from 2018-2020. He also served as the Board Chairman of Aileron Therapeutics Inc. 2017-2024 and Independent Board Chair of Tekla Funds 2020 - 2023. Most recently he served as the Director and CEO of BioDelivery Systems, Inc. from 2020-2022. He currently also serves on the board of Aurinia Pharmaceuticals.	4 Registrants consisting of 4 Portfolios	None.
Rose DiMartino c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1952	Class B Trustee	Term expires 2026; Trustee since 2023	Ms. DiMartino has been retired since 2019. Previously, she was Partner (1991-2017) and Senior Counsel (2017-2019) at the law firm of Willkie Farr & Gallagher LLP.	6 Registrants consisting of 8 Portfolios	None
Kathleen Goetz c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1966	Class A Trustee	Term expires 2025; Trustee since 2021	Independent Consultant (since 2020); Novartis Pharmaceuticals: Vice President and Head of Sales (2017-2019), Executive Director of Strategic Account Management (2015-2016).	4 Registrants consisting of 4 Portfolios	None.
abrdn World Healthcare Fund	61

Management of the Fund  (Unaudited)  (continued)
As of September 30, 2024

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
C. William Maher c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Class C Trustee	Term expires 2027; Trustee since 2023	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC from May 2018 to September 2020. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016.	7 Registrants consisting of 7 Portfolios	None.
Todd Reit c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Chairman of the Board and Class B Trustee	Term expires 2026; Trustee since 2023	Mr. Reit is a a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	9 Registrants consisting of 9 Portfolios	None.

*	As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (20 Portfolios), and abrdn ETFs (3 Portfolios).
**	Current directorships (excluding Fund Complex) as of September 30, 2024 held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
***	Mr. Pittard is deemed to be an interested person because of his affiliation with the Fund’s investment adviser.
62	abrdn World Healthcare Fund

Management of the Fund  (Unaudited)  (continued)
As of September 30, 2024

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Jason Akus abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1974	Vice President	Since 2023	Currently Senior Investment Director. Dr. Akus joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Vice President of Research.
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President - Compliance	Since 2023	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Joshua Duitz** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1970	Vice President	Since 2023	Currently, Head of Global Income at abrdn Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Since 2023	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2023	Currently, Executive Director and Head of Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2023	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Ben Ritchie abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1980	Vice President	Since 2023	Currently Head of the Developed Markets Equity team at abrdn.
Kolotioloma Silue** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President	Since 2024	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President and Chief Legal Officer	Since 2023	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.
abrdn World Healthcare Fund	63

Management of the Fund  (Unaudited)  (concluded)
As of September 30, 2024

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Michael Taggart** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2023	Currently, Closed End Fund Specialist at abrdn Inc since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.
Loretta Tse** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1967	Vice President	Since 2023	Currently Investment Director at abrdn. Ms. Tse joined abrdn in October 2023 from Tekla Capital Management LLC where she was a Vice President investing in venture. Previously, she worked for the Fred Hutchinson Cancer Research Center and Oxford Biosciences Partners.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Board Members and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
64	abrdn World Healthcare Fund

Additional Information  (unaudited)

Summary of Fund Expenses
The purpose of the following table and the example below is to help you understand the fees and expenses that holders of Common Shares (“Common Shareholders”) would bear directly or indirectly. The expenses shown in the table under “Other expenses,” “Interest expenses on bank borrowings,” “Total annual expenses” and “Total annual expenses after expense reimbursement” are based on the Fund’s capital structure as of September 30, 2024. As of September 30, 2024, the Fund had $120,000,000 of leverage outstanding through bank borrowings which represented x.x% of the Managed Assets as of September 30, 2024. The table reflects Fund expenses as a percentage of net assets attributable to Common Shares. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below.
Common Shareholder transaction expenses
Sales load (as a percentage of offering price)(1)	1.00%
Offering expenses (as a percentage of offering price)(2)	0.19%
Dividend reinvestment and optional cash purchase plan fees (per share for open-market purchases of common shares)(3)	None

Annual expenses (as a percentage of net assets attributable to Common Shares)
Advisory fee(4)	1.25%
Interest expenses on bank borrowings(5)	1.71%
Other expenses	0.24%
Total annual expenses	3.20%
Less: expense reimbursement(6)	0%
Total annual expenses after expense reimbursement	3.20%
(1) If Common Shares are sold to or through underwriters, a prospectus or prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.
(2) Offering expenses payable by the Fund will be deducted from the proceeds, before expenses, to the Fund.
(3) The expenses of administering the Fund’s Dividend Reinvestment and Stock Purchase Plan are included in “Other Expenses.” You will pay brokerage charges if you direct your broker or the plan agent to sell your Shares that you acquired pursuant to the Fund’s Dividend Reinvestment and Stock Purchase Plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment and Stock Purchase Plan. For more details about the Dividend Reinvestment and Stock Purchase Plan, see “Dividend Reinvestment and Stock Purchase Plan” in the Fund’s Prospectus.
(4) The Advisory fee is charged as a percentage of the Fund’s average daily Managed Assets, as opposed to net assets. If leverage is used, Managed Assets will be greater in amount than net assets, because Managed Assets includes borrowings for investment purposes.
(5) The percentage in the table is based on total borrowings of $120,000,000 (the balance outstanding under the Fund’s Credit Facility as of September 30, 2024, representing approximately 19.63% of the Fund’s Managed Assets) and an average interest rate during the fiscal year ended September 30, 2024, of 6.55%. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund’s use of leverage will be profitable. The Fund currently intends during the next twelve months to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund’s total assets.
(6) As of the close of business on October 27, 2023, the Adviser has entered into a written contract with the Fund to limit the total ordinary operating expenses of the Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.51% of the average daily net assets of the Fund on an annualized basis for twelve months (the “Expense Limitation Agreement”).The Expense Limitation Agreement may not be terminated before October 27, 2025, without the approval of the Fund’s trustees who are not “interested persons” of the Fund (as defined in the 1940 Act).The Fund may repay any such reimbursement from the Adviser, within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser. Because interest expenses and investment related expenses are not
abrdn World Healthcare Fund	65

Additional Information  (unaudited)  (continued)

subject to the reimbursement agreement, interest expenses and investment related expenses are included in the “Total annual expenses after expense reimbursement” line item.
Example
The following examples illustrate the expenses you would pay on a $1,000 investment in common shares assuming that (i) all dividends and other distributions are reinvested at NAV (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown and (iii) a 5% annual portfolio total return.(1)
The following example does not include the sales load:
1 Year	3 Years	5 Years	10 Years
$ 32	$ 99	$ 167	$ 350
The following example assumes a transaction fee of 1.19%, as a percentage of the offering price, as if it were borne solely by you, as purchaser(2):
1 Year	3 Years	5 Years	10 Years
$ 44	$ 109	$ 177	$ 358
(1) The examples above should not be considered representations of future expenses. Actual expenses may be higher or lower than those shown. The examples assume that all dividends and distributions are reinvested at net asset value. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.  For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund — Advisory Agreements” in the Fund’s Prospectus.
(2) Notwithstanding this assumption, in actuality, these fees will be indirectly borne by all holders of Common Shares.
Senior Securities
The following table sets forth information about the Fund’s outstanding senior securities as of the end of each of the Fund’s last nine fiscal years. The Fund’s senior securities during this time period are comprised of borrowings which constitutes a “senior security” as defined in the 1940 Act. The information in this table for the fiscal years ended 2022, 2021 and 2020 has been audited by a predecessor, independent registered public accounting firm, and fiscal years ended 2024 and 2023 has been audited by KPMG LLP, independent registered public accounting firm. The Fund’s audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.
Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Aggregate Liquidation Preference	Liquidation Preference Per Share	Asset Coverage Per $1,000 of Principal Amount	Average Market Value
September 30, 2024	Loan Facility 2024	$ 120,000,000	--	--	$ 5093 (1)
September 30, 2023	Loan Facility 2023	$ 120,000,000	--	--	$ 4,726
September 30, 2022	Loan Facility 2022	$ 120,000,000	--	--	$ 4,786
September 30, 2021	Loan Facility 2021	$ 120,000,000	--	--	$ 5,714
September 30, 2020	Loan Facility 2020	$ 120,000,000	--	--	$ 4,554
September 30, 2019	Loan Facility 2019	$ 120,000,000	--	--	$ 4,396
September 30, 2018	Loan Facility 2018	$ 120,000,000	--	--	$ 4,861
September 30, 2017	Loan Facility 2017	$ 120,000,000	--	--	$ 4,999
September 30, 2016	Loan Facility 2016	$ 120,000,000	--	--	$ 5,160
(1) Asset coverage ratio is calculated by dividing net assets as of each fiscal period end plus the amount of any borrowings for investment purposes outstanding as of each fiscal period end by the amount of any borrowings as of each fiscal period end, and then multiplying by $1,000.
Net Asset Value and Market Price Information
Net Asset Value
The Fund’s currently outstanding Common Shares are listed on the NYSE. The Common Shares commenced trading on the NYSE on June 30, 2015.
The Common Shares have traded both at a premium and at a discount to the Fund’s NAV per Common Share. There can be no assurance that this will continue after an offering of Common Shares or that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to NAV. The Fund’s NAV will be reduced immediately following an offering of Common
66	abrdn World Healthcare Fund

Additional Information  (unaudited)  (concluded)

Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may result in downward pressure on the market price for Common Shares.
The Fund cannot predict whether its Common Shares will trade in the future at a premium to or discount from NAV, or the level of any premium or discount.
Market Price Information
The Fund’s Common Shares are publicly held and are listed and traded on the NYSE (trading symbol “THW”). The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per Common Share along with (i) the highest and lowest closing NAV and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.
	NYSE Market Price(1)		NAV at NYSE Market Price(1)		Market Premium/(Discount) to NAV on Date of NYSE Market Price(1)
Quarter Ended (2)	High	Low	High	Low	High	Low
September 30, 2024	$ 14.80	$ 12.66	$ 16.33	$ 12.45	1.69%	-9.37%
June 30, 2024	$ 13.15	$ 12.19	$ 12.45	$ 11.87	5.62%	2.70%
March 31, 2024	$ 13.23	$ 11.87	$ 12.53	$ 12.14	5.59%	-2.22%
December 31, 2023	$ 12.08	$ 9.84	$ 12.02	$ 10.88	0.50%	-9.56%
September 30, 2023	$ 14.11	$ 11.69	$ 12.77	$ 11.78	10.49%	-0.76%
June 30, 2023	$ 14.76	$ 13.74	$ 13.09	$ 12.76	12.76%	7.76%
March 31, 2023	$ 15.27	$ 13.34	$ 13.34	$ 12.36	14.47%	7.93%
December 31, 2022	$ 15.76	$ 12.60	$ 13.65	$ 12.17	15.46%	3.53%
September 30, 2022	$ 15.72	$ 12.85	$ 13.74	$ 12.02	14.41%	6.91%
June 30, 2022	$ 10.39	$ 14.00	$ 14.49	$ 12.40	12.90%	9.70%
March 31, 2022	$ 16.34	$ 13.29	$ 15.63	$ 13.86	4.54%	-4.11%
December 31, 2021	$ 17.08	$ 15.51	$ 15.63	$ 14.75	9.28%	5.15%
(1)          Source: Bloomberg L.P.
(2)          Data presented are with respect to a short period of time and are not indicative of future performance.
The NAV per Share as of the close of business on November 25, 2024 was $11.78 and the last reported sales price of a Common Share on the NYSE that day was $11.93 representing a premium to NAV of 1.27%.
abrdn World Healthcare Fund	67

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Corporate Information

Trustees
Todd Reit, Chair
Jeffrey Bailey
Rose DiMartino
Kathleen Goetz
C. William Maher
Christian Pittard
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Administrator and Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn World Healthcare Fund are traded on the NYSE under the symbol “THW.” Information about the Fund’s net asset value and market price is available at www.abrdnthw.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn World Healthcare Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

THW-ANNUAL

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of September 30, 2024, abrdn World Healthcare Fund (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that C. William Maher, a member of the Board of Trustees’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Maher as the Audit Committee’s financial expert. Mr. Maher is considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
September 30, 2024	$94,400	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
September 30, 2023	$85,000	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
September 30, 2024	$0	$0	$629,124	$629,124
September 30, 2023	$0	$0	$1,171,994	$1,171,994

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended September 30, 2024, the Audit Committee members were:

Jeffrey Bailey

Rose DiMartino

Kathleen Goetz

C. William Maher

Todd Reit

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Trustees has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Adviser are included as Exhibit (e).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, Jason Akus, M.D./M.B.A., Ashton L. Wilson, Christopher Abbott, Robert Benson, Kelly Girskis, Ph.D., Richard Goss, and Loretta Tse, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Akus exercises ultimate decision-making authority with respect to investments.

Individual & Position	Past Business Experience	Served on the Fund Since
Jason Akus, M.D./M.B.A Head of Healthcare Investments	Head of Healthcare Investments of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. He joined the predecessor investment adviser in 2001, where he was Senior Vice President, Research. Dr. Akus joined abrdn Inc. in October 2023.	2015
Ashton Wilson Senior Investments Director	Senior Investments Director of the investment adviser. He joined the predecessor investment adviser in 2018, where he was Senior Vice President. He was previously a Vice President in equity derivative trading at Goldman Sachs and Co. and was an equity derivative trader at Bank of America Merrill Lynch. He joined abrdn Inc. in October 2023	2018
Christopher Abbott Investment Director	Investment Director of the investment adviser. He joined the predecessor investment adviser in 2016, where he was Vice President, Research. Previously, Mr. Abbott was at Leerink Partners where he was a Vice President on the Equity Research Team. He joined abrdn Inc. in October 2023.	2016
Robert Benson Investment Director	Investment Director of the investment adviser. He joined the predecessor investment adviser in 2016, where he was Vice President. Previously, Mr. Benson was at State Street Global Advisors (SSgA) where he performed quantitative research for asset allocation, equities, and alternatives teams. He joined abrdn Inc. in October 2023.	2016

Kelly Girskis, Ph.D. Investment Director	Investment Director of the investment adviser. She joined the predecessor investment adviser in 2021, where she was Vice President, Research. Previously, Dr. Girskis was an Equity Research Associate at SVB Leerink. She joined abrdn Inc. in October 2023.	2021
Richard Goss Investment Director	Investment Director of the investment adviser. He joined the predecessor investment adviser in 2018, where he was Vice President, Research. Previously, Mr. Goss was at Leerink Partners where he was a Vice President on the Large Pharma and Biotech Equity Research Teams and a Healthcare Analyst at Datamonitor. He joined abrdn Inc. in October 2023.	2018
Loretta Tse, Ph.D. Investment Director	Investment Director of the investment adviser. She joined the predecessor investment adviser in 2015, where she was Vice President. She previously ran a biotech consulting business and worked at various venture funds and start-up companies and was Managing Director at Fred Hutchinson Cancer Research Center. She joined abrdn Inc. in October 2023.	2015

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of September 30, 2024.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Jason Akus	Registered Investment Companies	4	$3,303.31	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Ashton Wilson	Registered Investment Companies	4	$3,303.31	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Christopher Abbot	Registered Investment Companies	4	$3,303.31	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Robert Benson	Registered Investment Companies	4	$3,303.31	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Kelly Girskis	Registered Investment Companies	4	$3,303.31	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Richard Goss	Registered Investment Companies	4	$3,303.31	0	0

	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Loretta Tse	Registered Investment Companies	4	$3,303.31	0	0
	Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with abrdn’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.

abrdn may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed abrdn's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of September 30, 2024
Jason Akus	None
Ashton Wilson	None
Christopher Abbot	None
Robert Benson	None
Kelly Girskis	None
Richard Goss	None
Loretta Tse	None

(b)  Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2023-Oct. 31, 2023)				4,563,005
Month #2 (Nov. 1, 2023 – Nov. 30, 2023)				4,563,005
Month #3 (Dec. 1, 2023– Dec. 31, 2023)				4,563,005
Month #4 (Jan. 1, 2024 – Jan. 31, 2024)				4,563,005
Month #5 (Feb. 1, 2024 – Feb. 28, 2024)				4,563,005
Month #6 (Mar. 1, 2024 – Mar. 31, 2024)				4,563,005
Month #7 (Apr. 1, 2024 – Apr. 30, 2024)				4,563,005
Month #8 (May 1, 2024 – May 31, 2024)				4,563,005
Month #9 (June 1, 2024 – June 30, 2024)				4,563,005
Month #10 (Jul. 1, 2024 – Jul. 31, 2024)				4,601,570
Month #11 (Aug. 1, 2024 – Aug. 31, 2024)				4,601,570
Month #12 (Sep. 1, 2024– Sep. 30, 2024)				4,601,570
Total

(1)	On December 3, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. In March 2024, the Board approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2025. Prior to this renewal, in March 2023, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2024.

Item 15. Submission of Matters to a Vote of Security Holders.

During the year ended September 30, 2024, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), (c)(5) and (c)(6) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant

(e)	Proxy Voting Policies and Procedures of Adviser.

(f)	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn World Healthcare Fund

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn World Healthcare Fund

Date: December 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn World Healthcare Fund

Date: December 9, 2024

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn World Healthcare Fund

Date: December 9, 2024